UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05684

Alpine Equity Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 - April 30, 2015

Item 1: Shareholder Report

Real Estate Funds

Alpine International Real Estate Equity Fund

Institutional Class (EGLRX)

Class A (EGALX)

Alpine Realty Income & Growth Fund

Institutional Class (AIGYX)

Class A (AIAGX)

Alpine Cyclical Advantage Property Fund

Institutional Class (EUEYX)

Alpine Emerging Markets Real Estate Fund

Institutional Class (AEMEX)

Class A (AEAMX)

Alpine Global Infrastructure Fund

Institutional Class (AIFRX)

Class A (AIAFX)

April 30,

2015

Semi-Annual Report

Additional Alpine Funds are offered in the Alpine Series Trust and Alpine Income Trust. These Funds include:

Alpine Dynamic Dividend Fund	Alpine Transformations Fund
Alpine Accelerating Dividend Fund	Alpine Equity Income Fund
Alpine Financial Services Fund	Alpine Ultra Short Municipal Income Fund
Alpine Small Cap Fund	Alpine High Yield Managed Duration Municipal Fund

Alpine’s Series and Income Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Series Trust and Alpine Income Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

   Alpine’s Investment Outlook

Dear Shareholders:

GLOBAL INVESTMENT: CURRENT STATE OF PLAY

This report of the first half of fiscal 2015 is being written on a day when the Dow Jones Industrial Average has reached a new all-time high. In the last report, we noted “...prospects for modest economic growth supported by abundant cheap global liquidity, combined with lower energy costs, will continue to favor capital markets and global equities more broadly.” The realization of these trends was stimulated by the unprecedented intervention in global bond markets by major central banks. Thus we observed that “just as the U.S. stock market outperformed much of the world during 2014 as a result of the combination of cheap money and improving economic fundamentals, we believe that 2015 will see a global broadening of market performance to include small cap stocks in the U.S., as well increased international opportunities.” We can now add that both bond and stock markets daily volatility could increase materially above the historically subdued levels of recent years. This might create attractive opportunities to buy stocks.

For the past six years, global equity markets have performed well despite an historically lackluster economic recovery. Meanwhile, many retail and pension investors have continued to reduce equity exposure in favor of fixed income. Daily volatility has been generally muted and even short term mini-panics or financial blips over this period have been followed by long term buyers providing support by buying the dip in prices. Witness the initial Euro scare over a possible Greek default back in the summer of 2011 which is still unresolved, although hopefully a resolution is close at hand. Similarly, the Fed-induced ‘Taper Tantrum’ in May of 2013. It is now two years later and interest rates are still historically low. The collapse in gold prices during 2013, and crude oil prices since last summer have also had only modest impact on the underlying economy.

The Greek problem reflected inattention to questionable credit underwriting. It is Alpine’s view that these mini-scares did not reflect the underlying economic reality, but rather were a product of secondary financial effects. The

‘Taper Tantrum’ was a product of excessive volume of so called ‘carry trades’, dependent upon disproportionate financial spreads and easy money. Both gold and oil prices were seen as inflation benefiting alternatives to stocks and bonds, but became financial assets as greater ease and access to investment facilitated investor speculation. Even traditional alternative investments such as agricultural commodities, including corn and soybeans, have deteriorated after years of heightened financial investment.

All of these situations were the product of broad caution over traditional equities after the bust of 2008, fueled by unprecedented liquidity created by the world’s central banks. While quantitative easing (QE) by the central banks was indeed designed to elevate asset prices, QE cannot target which assets get elevated. Liquidity surges, like flood waters move where they can flow easily. So investment in sovereign debt or inflation hedges became very crowded trades. Uniquely, these mini bubble busts benefited from several broad trends that we believe will continue to have long term economic impact. I will discuss these trends in terms of how Alpine sees their potential for creating or altering investment potential as well as their impact on the current investment cycle.

TECHNOLOGICAL TREND

Of course technological change continues to affect how we live, work, play, create and destroy. It influences all of the other trends, but it is not a trend per se, rather a factor of which we must all be aware. Much of our focus is on data, communication, research and entertainment. Advances in these areas have helped shape the trends upon which we focus.

DISINTERMEDIATION TREND

Broadening the dissemination of goods, services and information from limited, local or monopolistic sources has aided transparency, lowered prices and increased availability. Think of Amazon, Priceline, AirBnB, or Uber to name a few companies that inserted themselves between consumers and traditional brands of service providers.

GLOBALIZATION TREND

The ability to send or source goods, services, capital, data and ideas to or from almost anywhere on earth, has lowered prices and costs, but has also brought about some homogenization, albeit often with best practices. Think not just about how many countries Apple sources parts for its iPhone (11), or of Boeing jets made with Chinese wings, British engines and Japanese batteries, but of call centers for U.S. air travel or financial services operating from New Delhi or Manila.

URBANIZATION TREND

Due to both demographics and aforementioned trends, the pace of urbanization should grow. Jobs, information, capital and opportunity to prosper and differentiate oneself are often greater in cities than in rural settings, so long term migration trends from rural agriculture to urban industry continues in Asia, Africa and Latin America. The U.N. forecasts that this will double the population in cities, over the next 35 years, even though total global population growth will only be 50% by 2050. Newly expanding cities may benefit from modern infrastructure and ensuing cost or efficiency advances, so providers of such products and services could benefit.

DEMOCRACY TREND

The mixing of different people, different places, with varied education and cultural backgrounds can bring about a continual clash of ideas. Historically, immigrants were either co-opted and assimilated, or stayed together, yet apart from the mainstream. However, today, access to broadband for news, entertainment or communication allows for greater visibility and cross pollination of ideas, experiences and possibilities, as well as daily realities and hardships around the world. While some fear that social networks and consumer market algorithms may actually stifle transparency and new ideas, and even worse, in some places nationalism or religious fanaticism will not even tolerate such a ‘Clash of Ideas’. Hence, the ‘Arab Spring’ of democratic aspirations brought about violent reactions; leading to police states, coups and chaos. However, over time, we believe that transparency and knowledge can influence tradition and cross cultural barriers, leading to transformation and even revolution. If broadly embraced by a people, such grassroots change is inherently democratic. While many young democracies look to us as less than fair and open, we believe that they will become more representative over a few generations. As a rule, democracies provide greater opportunity for the creation and dissemination of wealth, as well as higher levels of legal protection for investors and enhanced corporate governance.

GROWTH ...

So where do these come together in Alpine Funds? It informs us where to invest, by company, industry and country. Alpine believes that business models that utilize or are part of these trends have better prospects for achieving low cost, broad distribution which can enable scale and with it, greater opportunities for revenue growth and/or margin enhancement. Naturally, this assumes the products and services offered are competitive. That said, companies with superior products will always stand out, as will low price leaders. However, the equity markets are rewarding companies which can grow both future earnings and market share with high price/earnings multiples. Companies which are less likely to have strong growth prospects, risk trading at low prices unless they take advantage of cheap financing to buy back shares, or pay an attractive dividends. Alpine also focuses on companies which we believe are undervalued by the market, as they could become the target for take overs by others.

...AND VALUE

Mergers and acquisitions (M&A) continues to be a major investment theme for equities as divergent valuations, cheap financing and the market’s emphasis on growth is driving consolidation. Prominently, big pharma companies who cut their research and development budgets last decade, are now scrambling to buy new drugs or promising compounds to feed their large distribution capacity. This has stimulated the boom in biotech stocks over the past years. This theme should continue at least until interest rates rise materially.

LOOKING FORWARD

The durability of the current stock market rally is dependent on low interest rates and lots of financial liquidity. This has enhanced the impact of the underlying economic trends we discussed earlier. However, if the liquidity is rapidly removed from the system, there could be a destabilizing shock, both to the markets and to the economy. For that reason, we believe central banks will take a very gradual approach to raising interest rates after further job growth, wage gains and even inflation is apparent. We believe the global nature of the economic slowdown will continue to be a moderating factor on the pace of future interest rate rises. Therefore,

Alpine will continue to focus on undervalued companies with attractive dividend paying potential and companies which can potentially benefit from disintermediation, globalization, urbanization, democracy and, of course, improvements in technology.

Thank you for your interest and support.

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to individual fund letters for risks specific to that fund.

This letter and the letters that follow represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice.

Disclosures and Definitions

The specific market, sector or investment conditions that contributed to a Fund’s performance may not be replicated in future periods.

Please refer to the Schedule of Portfolio Investments for Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Funds’ distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website; www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. We estimate that the Alpine Equity Trust did not pay any distributions during the fiscal semi-annual period ending April 30, 2015 through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

All investments involve risk. Principal loss is possible. A small portion of the S&P 500 yield may include return of capital; the 10-year Treasury yield does not include return of capital; Corporate Bonds and High Yield Bonds generally do not have return of capital; a portion of the dividend paid by REITs and REIT preferred stock may be deemed a return of capital for tax purposes in the event the company pays a dividend greater than its taxable income. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. The REIT and REIT preferred stock market are smaller than the broader equity and bond markets and often trade with less liquidity than these markets depending upon the size of the individual issue and the demand of the securities. Treasury notes are guaranteed by the U.S. government and thus they are considered to be safer than other asset classes. Tax features of a Treasury Note, Corporate Bond, Stock, High Yield Bond, REITs and REIT preferred stock may vary based on an individual’s circumstances. Consult a tax professional for additional information.

Earnings Growth & Earnings Per Share Growth are not measures of the Funds’ future performance.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Real Estate Funds – Definitions

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

Fibra is a real estate investment trust structured according to Mexican law.

FTSE EPRA/NAREIT® Emerging Total Return Index is an unmanaged index designed to track the performance of listed real estate securities companies in emerging countries worldwide.

FTSE EPRA/NAREIT® Global Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business in developed and emerging real estate markets/regions around the world.

FTSE EPRA/NAREIT® Global ex US Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business outside the United States.

Source: FTSE the funds or securities referred to herein are not sponsored, endorsed or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based.

Hang Seng Index is a free-float capitalization-weighted index of selection of companies from the Stock Exchange of Hong Kong. The components of the index are divided into four sub-indexes: Commerce and Industry, Finance, Utilities, and properties. The index was developed with a base level of 100 as of July 31, 1964.

Ibovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

Jones Lang LaSalle (JLL) is a professional services and management company specializing in real estate.

Disclosures and Definitions (Continued)

Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

MSCI All Country World Index USD* is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI Daily TR Net EAFE Index USD is a free float adjusted market cap weighted index designed to measure developed market equity performance, excluding the U.S. and Canada.

MSCI Emerging Markets Index USD* is a free float adjusted market cap-weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom*.

MSCI US REIT Index* is a free float-adjusted market capitalization-weighted index that is comprised of the most actively-traded equity REITs that are of reasonable size in terms of full- and free-float-adjusted market capitalization.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Normalized earnings – earnings metric that shows you want earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

S&P 500® Index is a float-adjusted, market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P Developed Property Index defines and measures the investable universe of publicly traded real estate companies domiciled in developed countries. The companies in the index are engaged in real estate related activities such as property ownership, management, development, rental and investment.

S&P Developed Ex-U.S. Property Total Return IndexTM defines and measures the investable universe of publicly traded real estate companies domiciled in developed countries outside of the United States. The companies in the Index are engaged in real estate-related activities such as property ownership, management, development, rental and investment.

S&P Global Infrastructure IndexTM is comprised of 75 of the largest publicly-listed infrastructure companies that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global infrastructure industry, from both developed markets and emerging markets.

The S&P 500® Index, the S&P Developed Property Net TR IndexTM, the S&P Developed (ex. U.S.) Property Net TR Index(TM), and the S&P Global Infrastructure Index(TM) (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2014 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

An investor cannot invest directly in an index.

EQUITY MANAGER REPORTS

Alpine International Real Estate Equity Fund
Alpine Realty Income & Growth Fund
Alpine Cyclical Advantage Property Fund
Alpine Emerging Markets Real Estate Fund
Alpine Global Infrastructure Fund

Alpine International Real Estate Equity Fund

Comparative Annualized Returns as of 4/30/15 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine International Real Estate Equity Fund — Institutional Class	-1.55%	-0.21%	3.80%	2.27%	0.85%	5.13%
Alpine International Real Estate Equity Fund — Class A (Without Load)	-1.68%	-0.47%	3.51%	N/A	N/A	8.33%
Alpine International Real Estate Equity Fund — Class A (With Load)	-7.08%	-5.96%	1.57%	N/A	N/A	6.51%
FTSE EPRA/NAREIT® Global Ex-U.S. Index(3)	7.06%	10.82%	10.98%	8.92%	N/A	N/A
MSCI EAFE Index	6.81%	1.66%	11.22%	7.40%	5.62%	4.78%
Lipper International Real Estate Funds Average(4)	5.99%	10.11%	11.36%	9.38%	4.77%	5.13%
Lipper International Real Estate Funds Ranking(4)	N/A(5)	53/54	50/51	37/37	8/8	1/1
Gross Expense Ratio (Institutional Class): 1.62%(6)
Net Expense Ratio (Institutional Class): 1.62%(6)
Gross Expense Ratio (Class A): 1.87%(6)
Net Expense Ratio (Class A): 1.87%(6)

(1)	Not annualized.
(2)	Institutional Class shares commenced on February 1, 1989 and Class A shares commenced on December 30, 2011. Returns for indices are since February 1, 1989.
(3)	Index commenced on October 31, 2008.
(4)	The since inception data represents the period beginning February 2, 1989 (Institutional Class only).
(5)	FINRA does not recognize rankings for less than one year.
(6)	As disclosed in the prospectus dated February 27, 2015.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

FTSE EPRA/NAREIT® Global ex-U.S. Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business outside the United States. The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market-cap weighted index designed to measure developed market equity performance. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Lipper International Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT® Global ex-U.S. Index, the MSCI EAFE Index and the Lipper International Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper International Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine International Real Estate Equity Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Regus PLC	7.73%
2.	LXB Retail Properties PLC	5.96%
3.	Nexity SA	4.15%
4.	Mitsui Fudosan Co., Ltd.	3.40%
5.	Mitsubishi Estate Co., Ltd.	3.23%
6.	South Asian Real Estate PLC	3.10%
7.	Great Portland Estates PLC	2.68%
8.	Megaworld Corp.	2.44%
9.	Kenedix, Inc.	2.39%
10.	Hulic Co., Ltd.	2.22%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine International Real Estate Equity Fund (Continued)

Commentary

We present below the semi-annual results for the Alpine International Real Estate Equity Fund. For the period ending April 30, 2015, the closing NAV was $23.46 per share, representing a total return of -1.55%. The Fund’s benchmark index, the FTSE EPRA/NAREIT® Global Ex-U.S. Index returned 7.06% over the same period. In the context of broader equity markets, the MSCI Daily TR Net EAFE (Net Dividend) Index produced a total return of 6.81%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Performance Drivers

Despite continued lackluster economic data, and the increasing uncertainty bred by extreme foreign exchange (“FX”), commodity and rate volatility, international real estate equities managed to outperform the broader markets and the US REIT market during the period. The apparent inflection point for the outperformance was the Fed dropping the “patient” language in its March statement while revising down its economic outlook. Consensus thinking leading up to the shift in language had framed the event as a Rubicon for a US rates rise but the weak outlook for Q1 Gross Domestic Product (“GDP”) and the Fed’s own downward revisions revitalized prospects for rates to remain lower for longer. Central banks around the world were already taking their cue and at last count no fewer than 25 of them in 2015 alone responded to cyclical weakness and receding inflation expectations by cutting rates. On the demand side, data released in a recent Jones Lang LaSalle (“JLL”) report validates the impact of the macro environment, asserting that the value of global real estate transactions through Q1 2015 reached $155bn (representing an increase of 9% from last year). Buoyed by cheap capital the equity markets have, to a certain degree, taken the path of least resistance and drifted in the physical market’s slipstream. The economic outlook in Europe started to exhibit very early signs of a recovery despite increasing risks in Greece. In spite of lofty valuations and pressure on the Euro, the real estate equities outperformed as the European Central Bank (“ECB”) launched its much-anticipated Quantitative Easing (“QE”) program in January. The economic recovery in the UK exhibited resilience and real estate outperformed despite the overhang of a pending election. In Japan both the developers and the J-REITs underperformed even as fundamentals strengthened. In spite of a slide in its currency and a faltering economy the Australia REITS proved resilient. Cyclical momentum in

Emerging Markets (“EM”) remained uneven. However there were pockets of strong equity returns due in part to the lack of clarity on Fed timing but perhaps more critical to the differentiated performance was China’s acceleration of fiscal and monetary policy measures to prevent a hard landing.

Portfolio Analysis

At the aggregate level the relative underperformance of the Fund during the period was driven primarily by stock selection, however this broad perspective masks the disparate contributions at the geographic level as economic and policy divergence became increasingly more pronounced for international investors. For example, relative outperformance in certain of the larger developed markets was either the result of both stock selection and allocations (i.e, the UK, Japan and Germany) or allocation decisions entirely (i.e, Australia and Canada). By contrast, the primary detractors to relative performance during the past six months could largely be attributed to select emerging markets countries, whether it was the overweight allocations to India, Brazil and Mexico weighing on performance or the underweight allocation to China/Hong Kong.

At period end the top 10 positions accounted for 37.30% of the portfolio versus 41.10% six months ago and the composition shifted considerably due to merger and acquisitions (“M&A”) and corporate actions. There were five companies falling out of the top 10: three of them including Songbird Estates in the UK, Unitech Corporate Parks in India and BHG in Brazil were taken private; one of them, Yatra Capital in India, was reduced through a tender offer and only one, SM Prime in the Philippines, was bumped out due to an increased allocation to Japan. During the six-month period under review, the aggregate weightings in India and Brazil were pared back due to a lack of recovery in fundamentals in the residential markets in the former and a deteriorating macro economic position in the latter. The weakness of select EM currencies versus the USD further guided portfolio weighting considerations. The allocations to Japan and the UK were increased due to continued evidence of robust rental dynamics in commercial assets in prime Tokyo and London. Finally, the position in China/HK was increased due to a growing focus on monetary policy tools to reinvigorate the economy and mounting evidence of a volume recovery in Tier 1 residential markets. The European positions were buoyed by the

Alpine International Real Estate Equity Fund (Continued)

introduction of QE by the ECB. The Philippines remains one of the strongest macro economic stories in EMs. The Fund maintained large underweights to the Australian, Canadian and South African markets due to a weakening macro-economic outlook, specifically commodity pricing, as well as instability in the currencies.

The Fund hedged a portion of its currency exposures to the Euro, the Japanese Yen and the British Pound. The currency hedging mitigated the overall negative impact of currency in the portfolio. We have also used leverage both in the execution of the strategy of the Fund and to manage inflows and outflows during the period.

The top five contributors to the Fund’s absolute performance over the period under discussion based on contribution to return were Regus, Songbird Estates, Nexity, Sunac China Holdings, and Longfor Properties.

•	Regus, a Luxembourg based operator of business centers, was the top contributor to the Fund’s performance. The company is one of the global leaders in the temporary office space market.

•	Songbird Estates was a UK owner and manager of, among other assets, Canary Wharf in the East of London. The company was taken private by an existing shareholder, the Qatari Investment Authority, and Brookfield in the largest UK property transaction this decade.

•	Nexity, is one of the largest residential developers in France and has been a perceived beneficiary of government housing incentives as well as early evidence of a recovery in Europe.

•	Sunac China Holdings is a Chinese residential developer. Its premium positioning, superior execution and sales capabilities target upgrader demand and are some key differentiators. The company has tried to expand its footprint through strategic deals with Greentown and is currently examining Kaisa.
•	Longfor Properties is a Chongqing based residential developer in China. The company is ideally positioned to benefit from a recovery in underlying fundamentals due to continued policy support by the government.

The top five negative contributors to the Fund’s absolute performance for the period ending April 30 based on contribution to return were South Asian Real Estate, Direcional Engenharia, General Shopping, MirLand Development and Cyrela Commercial Properties.

•	South Asian Real Estate PLC (SARE)* is a privately-held residential developer in India. During the period, updated information was received from the company that negatively impacted the Adviser’s view of SARE’s value.

•	Direcional Engenharia is one of the largest developers of large-scale, low-income residential projects in Brazil. The challenging macro environment, expectations for a weak operating environment and uncertainty surrounding government initiatives supporting housing subsidies weighed on the shares.

•	General Shopping is a large Brazilian shopping mall and outlet operator. The company has exhibited resilient operating performance but has not been able to recover from a suboptimal capital structure in a time of rising interest rates and depreciating currency.

•	MirLand Development is an Israel-based Russian developer of commercial and residential properties. The company has faced significant challenges due to the ongoing geopolitical situation and the deteriorating macro backdrop in Russia.

•	Cyrela Commercial Properties is a Brazilian owner, builder and operator of commercial assets including offices, shopping malls and logistics facilities. A weak macro-economic environment in Brazil has weighed on the overall sector outlook and negatively affected operating performance.

*The Fund purchased South Asian Real Estate PLC (“SARE”) through a private placement in 2007. There is no public market for the holding. As of October 31, 2014, the holding was valued based upon an equal weighting of an income approach and a market approach. As of October 31, 2014, the position had increased to approximately 7% of the Fund’s net assets primarily as a result of net outflows from the Fund since it was purchased. During the six months ended April 30, 2015, as previously disclosed, the Adviser received updated information from SARE that negatively impacted the Adviser’s view of SARE’s value. Because the nature of the updated information only supported the use of the market approach, the valuation methodology was modified to use only that approach until additional information becomes available. As a result of this updated information, the value of SARE was reduced by approximately 58% and this change was reflected in the net asset value beginning on December 12, 2014. As of April 30, 2015, SARE represented 3.1% of the Fund’s net assets, with the decrease from the prior period due to a combination of the above-described decrease in value as well as net outflows from the Fund during the period.

Alpine International Real Estate Equity Fund (Continued)

Outlook

Modest levels of growth, below trend inflation, and a benign real interest rate environment are generally supportive for real estate returns on a historical basis. The JLL report referenced above supports the claim for continued vibrant demand for real estate assets and goes on to conclude that in the current environment, “investment volumes are expected to continue to rise in 2015 by approximately 5% to USD 740-760bn.” It is precisely this type of demand that has supported cap rate compression and driven capital values globally. However, we believe the next leg of the equity story would almost certainly require an inflection point in cash earnings whereby the drivers underpinning demand for real estate begin shifting away from yield spreads and safe haven characteristics to the prospects for rising net absorption trends as well as heightened rental tension across occupational markets. Healthy equity market returns have been foreshadowing this moment for some time, but the Fed’s tentative approach to raising rates underscores the fragility of the economic recovery. Indeed, the Federal Reserve Bank of Minneapolis President Kocherlakota has already described a hike this year as “inappropriate.” Janet Yellen, Chair of the Board of Governors of the Fed, has reiterated to the point of exhaustion that the Fed will be data dependent, which means – if it weren’t already the case – we are all data dependent now.

The ballast stabilizing the outlook and keeping investors relatively complacent during growth scares is that the global monetary environment is expected to remain extremely accommodative with the ECB and Bank of Japan (“BoJ”) spearheading the QE charge well into 2016. While rates in the US are expected to see lift off in the second half of 2015, monetary policy will nonetheless be tethered to growth prospects and could remain exceptionally accommodative by any historic measure. As we look through transitory economic data and try to identify underlying trends, we acknowledge that a prolonged period of rate uncertainty could likely skew short term risk/reward dynamics, intensify volatility and evoke doubts of secular stagnation. We nonetheless remain cautiously optimistic on the growth outlook while recognizing that the slope and velocity of expected yield curve adjustments post the Fed’s first rate hike could prompt intervals of reflexive risk aversion. Some are even calling for a replay of the ‘Taper Tantrum’ of May 2013. Indeed, the first move off of the zero bound in close to seven years – no matter how well it is signaled – could undoubtedly create pockets of uncertainty. In any case, we firmly believe that the true risks to a sustainable global recovery are likely entrenched prospects of weak growth and disinflation rather than fears of rates tightening due to a recovery in aggregate demand.

As we look out over our investment time horizon it is important to stress that divergent monetary policies and their spillover effects could likely remain one of the dominant drivers of asset market volatility and returns for the foreseeable future. China’s skill in walking a tight rope between structural reforms and policy easing as well as the ability of other large EM economies such as India and Brazil to address their twin deficits should be important variables for EM equity returns. FX could also represent a more relevant component of total return as US yields drift higher and currency depreciation becomes an important macro adjustment mechanism. Additionally, M&A should continue to be a major investment theme as divergent valuations, cheap financing and the market’s emphasis on growth could drive consolidation. It will be interesting to see whether developed market corporates, particularly in Europe, follow the US road map since 2008 and take up cheap debt in order to facilitate increasing dividends and to buy back shares. Finally, as always, investors should keep a close eye on geopolitical concerns, in particular the events transpiring between Greece and her lenders.

Differentiation – whether in markets, asset types or growth models – should remain a dominant theme in portfolio construction. Alpine’s Real Estate team evaluates the risk/reward proposition of the positions in the portfolio and monitors volatility carefully. The managers remain selective in our approach to the markets and deploying capital. We thank our shareholders for their interest and support.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Alpine International Real Estate Equity Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently

Alpine International Real Estate Equity Fund (Continued)

available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4-5 for other important disclosures and definitions.

Alpine Realty Income & Growth Fund

Comparative Annualized Returns as of 4/30/15 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Realty Income & Growth Fund — Institutional Class	4.44%	15.79%	11.60%	14.02%	6.69%	11.60%
Alpine Realty Income & Growth Fund — Class A (Without Load)	4.32%	15.47%	11.31%	N/A	N/A	14.70%
Alpine Realty Income & Growth Fund — Class A (With Load)	-1.43%	9.11%	9.23%	N/A	N/A	12.76%
MSCI US REIT Index Gross USD	2.48%	13.08%	10.82%	12.94%	8.37%	11.23%
S&P 500® Index	4.39%	12.97%	16.72%	14.32%	8.32%	5.25%
Lipper Real Estate Funds Average(3)	2.63	12.73%	10.13%	12.22%	7.63%	10.68%
Lipper Real Estate Funds Ranking(3)	N/A(4)	23/255	16/217	9/176	102/128	11/50
Gross Expense Ratio (Institutional Class): 1.47%(5)
Net Expense Ratio (Institutional Class): 1.42%(5)
Gross Expense Ratio (Class A): 1.72%(5)
Net Expense Ratio (Class A): 1.67%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on December 29, 1998 and Class A shares commenced on December 30, 2011. Returns for indices are since December 29, 1998.
(3)	The since inception data represents the period beginning December 31, 1998 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 27, 2015.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

MSCI US REIT Index Gross USD is a free float-adjusted market capitalization-weighted index that is comprised of the most actively traded equity REITs that are of reasonable size in terms of full- and free float-adjusted market capitalization. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The MSCI US REIT Index, the S&P 500® Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Realty Income & Growth Fund has a contractual expense waiver that continues through March 1, 2016. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Realty Income & Growth Fund (Continued)

Portfolio Distributions*(Unaudited)

Top 10 Holdings* (Unaudited)
1.	Simon Property Group, Inc.	8.87%
2.	Boston Properties, Inc.	5.70%
3.	Essex Property Trust, Inc.	4.56%
4.	SL Green Realty Corp.	4.39%
5.	Equity Residential	4.38%
6.	Public Storage	4.28%
7.	Vornado Realty Trust	4.14%
8.	Alexandria Real Estate Equities, Inc.	4.13%
9.	AvalonBay Communities, Inc.	3.65%
10.	Prologis, Inc.	3.65%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Realty Income & Growth Fund (Continued)

Commentary

Dear Investor:

We are pleased to report the results of the Alpine Realty Income & Growth Fund for the fiscal semi-annual period that ended April 30, 2015. During this period, the Fund produced a total return of 4.44% which compares to the 2.63% return of the Lipper Real Estate Funds Average, the 2.48% return of the MSCI U.S. REIT Index (the “RMS Index”), and the 4.39% return of the Standard & Poor’s 500 Index (the “S&P”). All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

At April 30, 2015, the Fund’s net asset value per share had increased to $21.87 from $21.29 six months prior. During this timeframe, the Fund paid two quarterly distributions of $.1875 per share totaling $.375 per share for the fiscal period. Since its inception at $10.00 per share on December 29, 1998 through April 30, 2015, the Fund has delivered an annualized total return to shareholders of 11.60% including cumulative distributions of $16.61. The performance chart on page 14 presents the Fund’s returns for the current period, one-year, three-year, five-year, ten-year, and since inception periods.

As we’ve noted in previous reports and quarterly commentaries, real estate securities pricing, over the past several years, has been closely correlated with the direction of long term interest rates, specifically that of the Ten-Year US Treasury obligation. That phenomenon was once again apparent during the latest six month fiscal period. As the Ten Year Treasury rate declined from 2.34% on October 31, 2014 to a period low of 1.64% on January 30, 2015, the RMS Index rose strongly, with a peak increase for the fiscal period of 13.82% achieved on January 26th. However, as long term rates increased to 2.03% by April 30, 2014, REIT securities declined -9.96% ending the six month period with a gain of 2.48%. While the recent rise in long term rates appears to be reflective of investor concerns regarding future inflationary pressures and potential rate hikes by the Federal Reserve, we note that domestic inflation has remained subdued, that the Fed has indicated the timing of any such increases will be “data dependent”, and that recent economic data has not been supportive of an anticipated bounce in US domestic growth. Industrial production, after rising steadily from its low in June 2009, has seen five straight months of decline while retail sales have also been below average – flat in April and actually showing slight declines in January and February.

Despite this recent economic soft patch, it is our view that the overall trend of US economic recovery and expansion does indeed continue, albeit at a historically slow pace, with steady improvements in employment and business sentiment, particularly in those regions that are benefitting from growth in the technology, advertising, media, health care, and information focused industries. This strength should be supportive of positive operating fundamentals for commercial real estate and especially for property located in urban markets on the east and west coasts which are appealing to both young work force entrants and the businesses that seek access to highly educated talent. That is principally why our portfolio construction remains biased to companies operating in these markets which we believe afford the strongest opportunities for shareholder value creating activities and where the greatest demand for property investment from both domestic and sovereign wealth funds is occurring.

For the Fund, the top contributors to its positive performance during the latest six month period included companies whose business strategies and assets serve those regional centers with the highest levels of innovation, economic growth, and corresponding job creation. Alexandria Real Estate Equities, a lab/office landlord and developer with assets clustered primarily in the life science markets of San Francisco, San Diego, Seattle, Maryland, New York, and Cambridge, Massachusetts, experienced strength in its local submarkets and achieved leasing successes in its new projects under development. Boston Properties, the premier office owner and developer focused on Boston, Cambridge, New York, Washington, D.C., and San Francisco, demonstrated stability in its operating results while continuing to lay the groundwork for value creation in its $2 Billion and growing development portfolio. Essex Property Trust, an apartment owner with assets concentrated in California and Seattle, benefitted from the superior job creating economies of these regions and led the publicly traded apartment group in revenue and net operating income growth. CoreSite Realty, a data center owner and developer, experienced growing demand from the network service, cloud, and information technology providers in its 17 operating centers located in large part in the California, northern Virginia, Boston, and New York metropolitan areas and delivered the Fund’s single highest return during the period. Lastly, the Macerich Company, an owner of high

Alpine Realty Income & Growth Fund (Continued)

quality regional mall properties, provided the largest overall contribution to Fund performance as its stock rose significantly after a proposed purchase by the Simon Property Group. Relative to the overall return of the RMS Index, the Fund’s most positive attribution was produced by our overweight positions in the aforementioned CoreSite Realty, Alexandria, Macerich, and Essex as well as our overweight investment in the apartment owner Home Properties, which outperformed on speculation of a potential takeover by a private fund and on evidence of improvements in apartment market conditions in the Washington, D.C. and Baltimore regions.

Holdings that underperformed REIT average returns and detracted from performance included Digital Realty, the preeminent owner and developer of data centers; Host Hotels & Resorts; Cousins Properties, a sunbelt owner and developer of office properties; STAG Industrial, an owner of primarily single tenanted warehouse and manufacturing facilities; and Emaar Properties, a diversified Dubai-based developer of housing and commercial properties. Digital underperformed after indicating short term earnings dilution from non-core asset sales and slowing development spend. Host Hotels, despite positive news on improving group and conference business, lagged expectations due, in large part, to renovation disruptions as well as relative weakness in New York City lodging conditions due to new supply additions to that market. STAG declined primarily from investor concerns about the impact of rising interest rates on the company’s valuation and its prospects for asset acquisitions. Lastly, Cousins and Emaar were both impacted by investor concerns regarding potential slowing regional economic conditions as a result of declining oil prices. Relative to the overall returns of the RMS Index, the securities that created the most impactful negative attribution to performance were our overweight positions in the aforementioned Digital Realty, STAG, and Emaar, as well as our holding in CBL & Associates, an operator of middle-market shopping malls with improving but lagging growth in net operating income, and our non-ownership of Associated Estates, an apartment owner that agreed to be purchased by funds controlled by the Blackstone Group, LP.

While we are constructive on the current slow and steady economic growth domestically and the resultant improvement in real estate operating fundamentals generally, it is our view that the push-and-pull between the direction of long-term interest rates and the performance of REIT securities may continue in 2015, potentially creating above average volatility in publicly traded real estate pricing. In the private markets, investor demand for real estate acquisitions remains strong, led by both domestic funds and foreign capital. Pricing for institutional quality property, particularly in coastal markets, remains well supported. Perhaps because this transactional activity has remained less debt dependent than in previous cycles, investor demand for the relative attractiveness of real estate yields appears to have remained consistently strong despite the fluctuations in interest rates that have concerned public market investors to a greater degree. Though we do believe the longer term trend for interest rates is indeed higher, we are not confident in predicting the timing and/or ultimate levels for higher interest rates. We remain more confident, however, on the merits of investing in companies that have the highest prospects of internal growth driven by strong local economies and shareholder value creation potential from development and redevelopment activities. We look forward to providing an update on Fund performance after the end of the fiscal period in October 2015.

Sincerely,

Robert W. Gadsden
Portfolio Manager

Alpine Realty Income & Growth Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Alpine Realty Income & Growth Fund (Continued)

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Non-Diversified Fund Risk – Performance of a non-diversified fund may be more volatile than a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.

Preferred Stock Risk – Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock has investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4-5 for other important disclosures and definitions.

Alpine Cyclical Advantage Property Fund

Comparative Annualized Returns as of 4/30/15 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception (9/1/1993)
Alpine Cyclical Advantage Property Fund — Institutional Class	6.31%	8.38%	11.16%	7.59%	-1.69%	8.15%
FTSE EPRA/NAREIT® Global Index(2)	4.89%	11.72%	10.99%	10.54%	7.37%	N/A
S&P Developed Property Net Total Return Index(3)	4.59%	11.01%	11.42%	10.86%	6.61%	N/A
Lipper Global Real Estate Funds Average(4)	3.77%	10.83%	10.76%	9.98%	5.83%	9.11%
Lipper Global Real Estate Funds Ranking(4)	N/A (5)	132/139	43/110	95/96	32/32	2/2
Gross Expense Ratio: 1.53%(6)
Net Expense Ratio: 1.53%(6)

(1)	Not annualized.
(2)	Index commenced on February 18, 2005.
(3)	Index commenced on December 29, 2000.
(4)	The since inception data represents the period beginning September 2, 1993.
(5)	FINRA does not recognize rankings for less than one year.
(6)	As disclosed in the prospectus dated February 27, 2015.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The FTSE EPRA/NAREIT® Global Index is an unmanaged index designed to track the performance of publicly-traded companies engaged in the real estate business in developed and emerging real estate markets/regions around the world. The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The S&P Developed Property Net Total Return Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT® Global Index, the S&P Developed Property Net Total Return Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Cyclical Advantage Property Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Cyclical Advantage Property Fund (Continued)

Portfolio Distributions*(Unaudited)

Top 10 Holdings* (Unaudited)
1.	Colony Capital, Inc.-Class A	3.08%
2.	Starwood Property Trust, Inc.	3.06%
3.	LXB Retail Properties PLC	2.89%
4.	Kenedix, Inc.	2.42%
5.	Nexity SA	2.24%
6.	DR Horton, Inc.	2.16%
7.	Two Harbors Investment Corp.	2.10%
8.	Megaworld Corp.	2.02%
9.	Mitsui Fudosan Co., Ltd.	1.89%
10.	Ichigo Group Holdings Co., Ltd.	1.88%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Cyclical Advantage Property Fund (Continued)

Commentary

We present below the semi-annual results for the Alpine Cyclical Advantage Property Fund. For the period ending April 30, 2015, the closing NAV was $26.41 per share, representing a total return of 6.31%. The Fund’s benchmark index, the FTSE EPRA/NAREIT Global Index returned 4.89% over the same period. In addition, the S&P Developed Property Total Return Index USD produced a total return of 4.59%.

Performance Drivers

The U.S. continued to demonstrate stronger economic growth than most of its peers but concerns that said growth would result in the Federal Reserve hiking rates caused a sharp decline in US REITs in the second half of the period. As the Ten Year Treasury rate declined from 2.34% on October 31, 2014 to a period low of 1.64% on January 30, 2015, the MSCI REIT Index (the “RMS Index”) rose strongly, reaching a peak increase for the period of 13.82% on January 26th. However, as long term rates increased to 2.03% by April 30, 2015, REIT securities declined 9.96% to end the period with a six month gain of 2.48%. US homebuilders, however, proved more resilient as job growth, low mortgage rates and limited new home supply resulted in a strong spring selling season.

However, despite continued lackluster economic data, and the increasing uncertainty bred by extreme Foreign Exchange (FX), commodity and rate volatility, international real estate equities managed to outperform the broader markets and the US REIT market during the period. The apparent inflection point for the outperformance was the Fed dropping the “patient” language in its March statement while revising down its economic outlook. Consensus thinking leading up to the shift in language had framed the event as a Rubicon for a US rates rise but the weak outlook for Q1 Gross Domestic Product (GDP) and the Fed’s own downward revisions revitalized prospects for rates to remain lower for longer. Central banks around the world were already taking their cue and at last count no fewer than 25 of them in 2015 alone responded to cyclical weakness and receding inflation expectations by cutting rates. On the demand side, data released in a recent Jones Lang LaSalle (JLL) report validates the impact of the macro environment, asserting that the value of global real estate transactions through Q1 2015 reached $155bn (representing an increase of 9% from last year). Buoyed by cheap capital the equity markets have, to a certain degree, taken the path of least resistance and drifted in the physical market’s slipstream. The economic outlook in Europe started to exhibit very early signs of a recovery despite increasing risks in Greece. In spite of lofty valuations and pressure on the Euro the real estate equities outperformed as the European Central Bank (ECB) launched its much-anticipated Quantitative Easing (QE) program in January. The economic recovery in the UK exhibited resilience and real estate outperformed despite the overhang of a pending election. In Japan both the developers and the JREITs underperformed even as fundamentals strengthened. In spite of a slide in its currency and a faltering economy the Australia REITS proved resilient. Cyclical momentum in Emerging Markets (EM) remained uneven. However there were pockets of strong equity returns due in part to the lack of clarity on Fed timing but perhaps more critical to the differentiated performance was China’s acceleration of fiscal and monetary policy measures to prevent a hard landing.

Portfolio Analysis

At the aggregate level the relative outperformance of the Fund during the period was driven primarily by stock selection, however this broad perspective masks the disparate contributions at the geographic level as economic and policy divergence became increasingly more pronounced for international investors. For example, outside of the U.S., where stock selection was key to outperformance, relative outperformance in certain of the larger developed markets was the result of both stock selection and allocations (i.e., the UK and Germany) or allocation decisions entirely (i.e., China and the Philippines). By contrast the primary detractors to relative performance during the past six months could largely be attributed to select emerging markets countries, mainly the overweight allocations to Brazil and Mexico.

At period end the top 10 positions accounted for 23.74% of the portfolio versus 24.18% six months ago, with seven companies from the prior period remaining in the top 10. Falling out of the top 10 were Songbird Estates, which was taken private during the period, Hulic Co. in Japan, which remains a significant holding but was trimmed as we added new Japanese companies to the portfolio, and Sao Carlos in Brazil, which was cut as the Fund more than halved its Brazil holdings due to the country’s deteriorating macro position. The Fund also trimmed its overweight stake in Germany to an equal weight position. The Fund added to its holdings in Japan due to continued evidence of robust rental dynamics in commercial assets in prime Tokyo, and increased its China/HK holdings due to a growing focus on monetary policy tools to reinvigorate the economy and mounting evidence of a volume

Alpine Cyclical Advantage Property Fund (Continued)

recovery in Tier 1 residential markets. The European positions were buoyed by the introduction of QE by the ECB. The Philippines remains one of the strongest macro stories in EMs. The Fund maintained large underweights to the Australian and Canadian markets due to a weakening macro-economic outlook, specifically commodity pricing, as well as an underweight position in the U.S., due to concerns on REIT valuations. Additionally, the Fund hedged a portion of its currency exposures to the Euro, the Japanese Yen and the British Pound. The currency hedging mitigated the overall negative impact of currency in the portfolio. We have also used leverage both in the execution of the strategy of the Fund and to manage inflows and outflows during the period.

The top five contributors to the Fund’s absolute performance over the period under discussion based on contribution to return were Songbird Estates, Invincible Investment Corp., Colony Capital, Sunac China Holdings, and Patrizia Immobilien.

•	Songbird Estates was a UK owner and manager of, among other assets, Canary Wharf in the East of London. The company was taken private by an existing shareholder, the Qatari Investment Authority, and Brookfield in the largest UK property transaction this decade.

•	Invincible Investment Corp. is a Japanese REIT with a portfolio centering on highly stable rental housing and hotels. Invincible completed a series of hotel acquisitions during the period and has benefitted from strengthening demand from in bound and domestic tourism.

•	Colony Capital, the Fund’s largest holding, is a U.S. REIT with a hybrid business model focused on commercial real estate debt and equity, private equity, and the single-family rental business. Colony stock benefitted from its acquisition of the private equity business and its internalization of the management team.

•	Sunac China Holdings is a Chinese residential developer. Its premium positioning, superior execution and sales capabilities target upgrader demand and are some key differentiators. The company has tried to expand its footprint through strategic deals with Greentown and potential opportunities with distressed Chinese developers.

•	Patrizia Immobilien is a German based owner and manager of residential and commercial properties throughout Europe and represented a 1.23% average position in the portfolio. Patrizia continued to grow assets under management (up 20% year-
over-year) and continues to expand its geographic footprint outside Germany.

The top five negative contributors to the Fund’s absolute performance for the year ending April 30 based on contribution to return were Direcional Engenharia, Sao Carlos, RCS Capital Corp., Altisource Asset Management Corp., and Cyrela Commercial Properties.

•	Direcional Engenharia is one of the largest developers of large-scale, low-income residential projects in Brazil. The challenging macro environment, expectations for a weak operating environment and uncertainty surrounding government initiatives supporting housing subsidies weighed on the shares.

•	Sao Carlos is a Brazilian commercial property operator. The shares were hit by the tough macro environment and concerns about oversupply of office space in Sao Paulo and Rio de Janeiro.

•	RCS Capital Corp. is a U.S. provider of integrated financial services to retail customers. The company’s stock was hit after the announcement of accounting misstatements by its affiliated American Realty Capital Properties REIT and litigation surrounding the cancellation of its acquisition of Cole Capital.

•	Altisource Asset Management Corp. is a U.S. asset management company providing services to real estate entities. The company’s stock suffered after allegations arose that it had received an improperly high level of compensation from its affiliated Altisource Residential Corp.

•	Cyrela Commercial Properties is a Brazilian owner, builder and operator of commercial assets including offices, shopping malls and logistics facilities. A weak macro-economic environment in Brazil has weighed on the overall sector outlook and negatively affected operating performance.

Outlook

Modest levels of growth, below trend inflation, and a benign real interest rate environment are generally supportive for real estate returns on a historical basis. The JLL report referenced above supports the claim for continued vibrant demand for real estate assets and goes on to conclude that in the current environment, “investment volumes are expected to continue to rise in 2015 by approximately 5% to USD 740-760bn.” It is precisely this type of demand that has supported cap rate compression and driven capital values globally. However, we believe the next leg of the equity story would almost certainly require an inflection point in cash earnings

Alpine Cyclical Advantage Property Fund (Continued)

whereby the drivers underpinning demand for real estate begin shifting away from yield spreads and safe haven characteristics to the prospects for rising net absorption trends as well as heightened rental tension across occupational markets. Healthy equity market returns have been foreshadowing this moment for some time, but the Fed’s tentative approach to raising rates underscores the fragility of the economic recovery. Indeed, the Federal Reserve of Minneapolis President Kocherlakota has already described a hike this year as “inappropriate.” Janet Yellen, Chair of the Board of Governors of the Fed has reiterated to the point of exhaustion that the Fed will be data dependent, which means – if it weren’t already the case – we are all data dependent now.

The ballast stabilizing the outlook and keeping investors relatively complacent during growth scares is that the global monetary environment is expected to remain extremely accommodative with the ECB and Bank of Japan (BoJ) spearheading the QE charge well into 2016. While rates in the US are expected to see lift off in the second half of 2015, monetary policy will nonetheless be tethered to growth prospects and could remain exceptionally accommodative by any historic measure. As we look through transitory economic data and try to identify underlying trends, we acknowledge that a prolonged period of rate uncertainty could likely skew short term risk/reward dynamics, intensify volatility and evoke doubts of secular stagnation. We nonetheless remain cautiously optimistic on the growth outlook while recognizing that the slope and velocity of expected yield curve adjustments post the Fed’s first rate hike could prompt intervals of reflexive risk aversion. Some are even calling for a replay of the “Taper Tantrum” of May 2013. Indeed, the first move off of the zero bound in close to seven years – no matter how well it is signaled – could undoubtedly create pockets of uncertainty. In any case, we firmly believe that the true risks to a sustainable global recovery are likely entrenched prospects of weak growth and disinflation rather than fears of rates tightening due to a recovery in aggregate demand.

As we look out over our investment time horizon it is important to stress that divergent monetary policies and their spillover effects could likely remain one of the dominant drivers of asset market volatility and returns for the foreseeable future. China’s skill in walking a tight rope between structural reforms and policy easing as well as the ability of other large EM economies such as India and Brazil to address their twin deficits should be important variables for EM equity returns. FX could also represent a more relevant component of total return as US yields drift higher and currency depreciation becomes an important macro adjustment mechanism. Additionally, mergers and acquisitions (M&A) should continue to be a major investment theme as divergent valuations, cheap financing and the market’s emphasis on growth could drive consolidation. It will be interesting to see whether developed market corporates, particularly in Europe, follow the US road map since 2008 and take up cheap debt in order to facilitate increasing dividends and to buy back shares. Finally, as always, investors should keep a close eye on geopolitical concerns, in particular the events transpiring between Greece and her lenders.

Differentiation – whether in markets, asset types or growth models – should remain a dominant theme in portfolio construction. Alpine’s Real Estate team evaluates the risk/reward proposition of its positions in the portfolio and monitors volatility carefully. The managers remain selective in our approach to the markets and deploying capital. We thank our shareholders for their interest and support.

Sincerely,

Samuel A. Lieber

Portfolio Manager

Alpine Cyclical Advantage Property Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Alpine Cyclical Advantage Property Fund (Continued)

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Liquidity Risk – Some securities held by a Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If a Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4-5 for other important disclosures and definitions.

Alpine Emerging Markets Real Estate Fund

Comparative Annualized Returns as of 4/30/15 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Emerging Markets Real Estate Fund — Institutional Class	6.16%	14.01%	5.53%	4.91%	13.35%
Alpine Emerging Markets Real Estate Fund — Class A (Without Load)	6.08%	13.73%	5.30%	N/A	10.78%
Alpine Emerging Markets Real Estate Fund — Class A (With Load)	0.27%	7.45%	3.34%	N/A	8.92%
FTSE EPRA/NAREIT® Emerging Total Return Index(3)	12.14%	17.81%	7.33%	4.53%	N/A
S&P Developed Ex-U.S. Property Total Return Index	7.40%	11.11%	13.56%	10.96%	14.48%
MSCI Emerging Markets Index USD	3.92%	7.80%	3.24%	3.02%	12.44%
Lipper Global Real Estate Funds Average(4)	3.77%	10.83%	10.76%	9.98%	13.85%
Lipper Global Real Estate Funds Ranking(4)	N/A(5)	1/139	109/110	96/96	53/81
Gross Expense Ratio (Institutional Class): 2.38%(6)
Net Expense Ratio (Institutional Class): 1.36%(6)
Gross Expense Ratio (Class A): 2.63%(6)
Net Expense Ratio (Class A): 1.61%(6)

(1)	Not annualized.
(2)	Institutional Class shares commenced on November 3, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 3, 2008.
(3)	Index commenced on January 2, 2009.
(4)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(5)	FINRA does not recognize rankings for less than one year.
(6)	As disclosed in the prospectus dated February 27, 2015.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The FTSE EPRA/NAREIT® Emerging Total Return Index is an unmanaged index designed to track the performance of listed real estate securities companies in emerging countries worldwide. The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The S&P Developed Ex-U.S. Property Total Return Index defines and measures the investable universe of publicly-traded real estate companies domiciled in developed countries outside of the United States. The companies in the Index are engaged in real estate-related activities such as property ownership, management, development, rental and investment. MSCI Emerging Markets Index USD is a free float-adjusted market cap-weighted index that is designed to measure equity market performance in the global emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT® Emerging Total Return Index, the S&P Developed Ex-US Property Total Return Index, the MSCI Emerging Markets Index USD and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Emerging Markets Real Estate Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Emerging Markets Real Estate Fund has a contractual expense waiver that continues through March 1, 2016. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Emerging Markets Real Estate Fund (Continued)

Portfolio Distributions*(Unaudited)

Top 10 Holdings* (Unaudited)
1.	China Overseas Land & Investment, Ltd.	11.00%
2.	China Resources Land, Ltd.	6.01%
3.	Emaar Properties PJSC	4.58%
4.	China Vanke Co., Ltd.-Class H	3.93%
5.	Ayala Land, Inc.	2.90%
6.	Shimao Property Holdings, Ltd.	2.90%
7.	Sunac China Holdings, Ltd.	2.83%
8.	Fibra Uno Administracion SA de CV	2.46%
9.	CK Hutchison Holdings, Ltd.	2.43%
10.	Growthpoint Properties, Ltd.	2.35%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Emerging Markets Real Estate Fund (Continued)

Commentary

We present below the semi-annual results for the Alpine Emerging Markets Real Estate Fund. For the six month period ending April 30, 2015, the closing NAV was $17.66 per share, representing a total return of 6.16% for the period. The FTSE EPRA/NAREIT Emerging Total Return Index returned 12.14% adjusted in U.S. dollar terms over the same period. Over that same time frame the MSCI Daily Total Return Emerging Market Index finished with a total return of 3.92% and the S&P Developed Ex-U.S. Property Total Return Index returned 7.40%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Performance Drivers

In a macro economic environment exhibiting fragile growth prospects, currency volatility and continued pressure on commodity prices it is exceedingly rare for Emerging Market (EM) equities and bonds to outperform – but that is essentially what happened. As evidenced by the Indices above, EM real estate equity returns significantly outperformed the broader EM universe as well as developed market real estate during the period. Much of the outperformance was back-end loaded with the inflection point being the Fed dropping the “patient” language in its March statement while revising down its economic outlook. Macro market gyrations seized many of the headlines over the past six months – whether it was sharp commodity price fluctuations, currency market agitation, or global bond markets and the signaling of negative yields – and exacerbated volatility across assets. Ultimately soft Q1 economic data out of the US mollified near-term concerns over an imminent rate “lift off.” Indeed, the International Monetary Fund (IMF) once again revised its growth outlook for the US economy from 3.1% to 2.4% and urged the Fed to exercise an abundance of caution by pushing its initial rate hike into 2016. Yet perhaps the most significant impetus for relative outperformance for EM was the determined effort by the Chinese government to stimulate its economy and the real estate sector particularly, which provided ample tailwind for a tactical risk on trade even while cyclical momentum remained choppy at best. Geopolitical tensions, in particular the possible outcomes of the negotiations between Greece and her creditors, escalating tensions in the Middle East and uncertain ramifications of elections ranging from the UK to Turkey have frayed nerves but had only a marginally localized market impact to date.

Portfolio Analysis

Stock selection played a disproportionate role in the overall performance of the Fund during the period. Stock picking in China and Hong Kong along with the overweight allocations to India, Egypt and Mexico were the most significant detractors from relative performance. The lion’s share of the underperformance in China was due to the strong performance of Evergrande Real Estate, which the Fund did not hold. The underweight allocation to Malaysia and Brazil as well as the weighting and stock selection in the UAE and stock selection in Indonesia provided the largest positive contributions to relative performance.

At period end the top 10 positions accounted for 41.39% of the portfolio versus 42.42% six months ago. The composition shifted slightly with CK Hutchison and Sunac replacing BR Malls and SM Prime. During the six-month period under review, the aggregate weightings in Brazil and Thailand were pared back significantly due to a deteriorating macro position in the former and weakening domestic consumption trends in the latter. The exposure to China/HK was increased due to growing focus on monetary policy tools to reinvigorate the economy and mounting evidence of a volume recovery in Tier 1 residential markets. The Fund maintained significant underweights to the South African market due to a weak macro outlook and instability in the currency and Malaysia due to deteriorating macro on the back of export weakness and oil prices. Additionally, the Fund hedged its currency exposure to the Euro. The currency hedging mitigated some of negative impact of currency in the portfolio.

The top five contributors to the Fund’s absolute performance over the period under discussion based on contribution to return were China Overseas Land, China Resources Land China Vanke, Sunac China, and CK Hutchison.

•	China Overseas Land, one of the largest developers in China was the top contributor to the Fund’s performance on an absolute basis. The Chinese developers across the board have been a beneficiary of government policies to support the economy as well as targeted measures for the real estate sector specifically including easing of mortgage restrictions. Volumes are recovering in a stable pricing environment resulting in significant inventory reduction in Tier 1 and select Tier 2 markets.

Alpine Emerging Markets Real Estate Fund (Continued)

•	China Resources Land has been one of the leading landlords and developers in China focused on mixed use projects.

•	China Vanke, is one of the largest residential developers in China. The company has been more concentrated on end user demand, which allows it to focus on quicker asset turns, shorter landbank duration and maintaining higher returns on equity (RoE) versus peers.

•	Sunac China Holdings is a Chinese residential developer. Its premium positioning, superior execution and sales capabilities target upgrader demand and are some key differentiators. The company has tried to expand its footprint through strategic deals with Greentown and other developers in Tier 1 markets.

•	CK Hutchison is a Hong Kong conglomerate which owns diverse interests including property development and management in Hong Kong and China. The company underwent a series of transformative corporate actions which served to crystalize the value of the underlying assets and gain back some of the conglomerate discount.

The top five negative contributors to the Fund’s absolute performance for the period ending April 30 based on contribution to return were Fibra Uno, BR Malls, Kaisa Group, Emaar Properties and Sixth of October Development.

•	Fibra Uno, the largest and most liquid Fibra in Mexico represented the largest detractor of performance for the period. The company holds a resilient and broadly diversified portfolio and has an aggressive development pipeline. Macroeconomic weakness in Mexico and the fear of rate increases in the US have weighed on the shares.

•	BR Malls is the largest shopping center company in Brazil. While operating metrics such as leasing spreads and occupancy levels have proved resilient, the combination of weakening consumer confidence and proposed fiscal adjustments have dampened investor interest in the sector’s defensive characteristics. The rising rate environment and tenant sales growth dipping below inflation further contributed to share weakness in the period.

•	Kaisa Group is a Shenzhen-based Chinese developer. The company endured a technical default on its debt and is currently in the process of restructuring. The Fund no longer holds a position in Kaisa.
•	Emaar Properties is a UAE based real estate developer focusing on large-scale, mixed use (primarily residential, retail and hotel) projects across the Middle East and North Africa (MENA) region. Operations of the company remain robust but the pace of sales in the region has slowed and the weakness in the oil price has dampened sentiment for the shares.

•	Sixth of October Development is a residential builder based in Cairo. Sales momentum and pricing remained strong through the period however geopolitical issues, commodity prices and currency depreciation affected returns.

Outlook

Subdued levels of growth and inflation mixed with a benign real interest rate environment are supportive for EM real estate returns historically; however sensitivity to growth scares, acute FX volatility, as well as the slope and velocity of expected yield curve adjustments could prompt reflexive risk aversion in the near term. Some have seized the opportunity to overreact by forecasting a replay of the ‘Taper Tantrum’ of May 2013. As we look through transitory economic data and try to identify underlying trends, we acknowledge that a prolonged period of rate uncertainty could likely skew short term risk/reward dynamics, intensify volatility and fuel debate concerning secular stagnation. Indeed, the first move off of the zero bound in close to seven years – no matter how well it is signaled – could undoubtedly create pockets of uncertainty. Over time we would expect to see clear winners and losers emerge as these adjustments are transmitted through the real economy and are digested by markets. Lower commodity prices and USD strength are further highlighting the differences in monetary and fiscal policy flexibility between domestic and export-based economies. FX adjustments could continue to be an extremely important transmission channel for addressing imbalances. Ultimately spillover effects of divergent monetary policies could persist as one of the dominant drivers of asset market volatility and returns for the foreseeable future. While the phrase, “this time it’s different” has often proved to be little more than thinly-veiled bull market pablum, in the current context it is beginning to take on a more ominous tone. Monetary policies, macro vulnerabilities and growth prospects, among a long list of other economic variables, are diverging in ways unlike at any other time in recent memory. The path forward for the global recovery that investors have been gritting their teeth in anticipation over is more likely to require to a certain degree navigation by the stars than to adhere to a traditional road map.

The ballast stabilizing the outlook and keeping investors relatively complacent during this period of uncertainty is that the global monetary environment is expected to remain extremely accommodative with the European Central Bank (ECB) and Bank of Japan (BoJ) spearheading the QE charge well into 2016. Indeed, at last count no fewer than 25 central banks in 2015 alone have responded to receding inflation expectations and cyclical weakness by cutting rates. While rates in the US are expected by many to see liftoff in the second half of 2015, monetary policy will nonetheless be tethered to growth prospects and could remain exceptionally accommodative by any historic measure. It’s the pace of rate hikes that are critical to our evaluation of EMs and given the considerable amount of uncertainty around the economic outlook we foresee a shallow, data-dependent path. In fact Fed Vice Chairman Stanley Fischer has characterized the Fed’s cautious approach by commenting, “That’s not liftoff, that’s crawling.” In any case, we firmly believe that the true risks to the global economy are likely continued lackluster aggregate demand and disinflation rather than fears of rates tightening.

As a result, investors are likely to maintain a tactical stance toward EM in general until a clear earnings growth trajectory becomes apparent. Dispersion of EM real estate equity returns across geographies and asset types could remain elevated, which is consistent with Alpine’s long-term view that the current macroeconomic climate could provide attractive opportunities for active management and stock selection. Differentiation – whether in markets, asset types or growth models – should remain a dominant theme in our portfolio construction methodology.

Some of the critical elements for Alpine’s assessment of EM include: the magnitude and implementation of structural reforms, the geopolitical landscape, the vulnerability to external funding, and crucially the growth/inflation dynamic. Over the medium-term, many EM economies could continue to underpin global growth based on the recovery of domestic demand, as well as urbanization and positive demographic trends. As the developing countries strive to become deeper and more integrated, it is Alpine’s view that over time the emerging equity markets could increase substantially in absolute terms as more companies come public and eventually even surpass developed markets in terms of market capitalization. Of particular interest will be China’s success in liberalizing its capital account, managing the process of market pricing for its currency and interest rates and gaining inclusion of its locally traded shares into global indices. At the same time we expect growth differentials between EMs and DMs to stabilize over the medium term, which could support a structural reallocation to EM equities.

Alpine’s Real Estate team evaluates the risk/reward proposition of each position in the portfolio and monitors volatility carefully. The managers remain selective in our approach to the markets and deploying capital. We thank our shareholders for their support.

Sincerely,

Joel E.D. Wells
Samuel A. Lieber
Portfolio Managers

Alpine Emerging Markets Real Estate Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Alpine Emerging Markets Real Estate Fund (Continued)

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4-5 for other important disclosures and definitions.

Alpine Global Infrastructure Fund

Comparative Annualized Returns as of 4/30/15 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Global Infrastructure Fund — Institutional Class	4.79%	9.37%	14.85%	13.52%	17.87%
Alpine Global Infrastructure Fund — Class A (Without Load)	4.66%	9.11%	14.56%	N/A	17.26%
Alpine Global Infrastructure Fund — Class A (With Load)	-1.09%	3.12%	12.41%	N/A	15.29%
S&P Global Infrastructure IndexTM	3.08%	7.39%	12.06%	10.08%	11.35%
MSCI All Country World Daily Total Return Index (Net Div)	4.97%	7.46%	12.24%	9.58%	12.34%
Lipper Global Infrastructure Funds Average(3)	2.42%	6.89%	12.19%	10.37%	13.38%
Lipper Global Infrastructure Funds Ranking(3)	N/A(4)	26/70	17/52	7/36	1/23
Gross Expense Ratio (Institutional Class): 1.21%(5)
Net Expense Ratio (Institutional Class): 1.21%(5)
Gross Expense Ratio (Class A): 1.46%(5)
Net Expense Ratio (Class A): 1.46%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on November 3, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 3, 2008.
(3)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 27, 2015.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The S&P Global Infrastructure IndexTM is comprised of 75 of the largest publicly-listed infrastructure companies that meet specific investability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global infrastructure industry, from both developed markets and emerging markets. The MSCI All Country World Daily Total Return Index (Net Div) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. The Lipper Global Infrastructure Funds Average is an average of funds that limit their investments to a specific industry (e.g. transportation, retailing, or paper, etc.) or ones that have not been classified into an existing investment classification. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The S&P Global Infrastructure IndexTM, MSCI All Country World TR Index (Net Div) and the Lipper Global Infrastructure Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Infrastructure Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Global Infrastructure Fund reflects the deduction of fees for these value-added services. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Global Infrastructure Fund has a contractual expense waiver that continues through March 1, 2016. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefited significantly from Initial Public Offerings (“IPOs”) and Secondary Offerings of certain issuers. There is no assurance that the Fund can replicate this performance in the future. Additionally, there is no guarantee that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Global Infrastructure Fund (Continued)

Portfolio Distributions*(Unaudited)

Top 10 Holdings* (Unaudited)

1.	OHL Mexico SAB de CV	2.31%
2.	Ferrovial SA	2.22%
3.	Enbridge, Inc.	2.16%
4.	Canadian Pacific Railway, Ltd.	2.05%
5.	Vinci SA	2.03%
6.	American Tower Corp.	2.00%
7.	Union Pacific Corp.	1.99%
8.	The Geo Group, Inc.	1.95%
9.	Abertis Infraestructuras SA	1.83%
10.	The Williams Cos., Inc.	1.83%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Global Infrastructure Fund (Continued)

Commentary

We are pleased to report the results for the six month period ending April 30, 2015, the Alpine Global Infrastructure Fund reported a 4.79% total return versus the S&P Global Infrastructure IndexTM which had a total return of 3.08%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Market Overview

In the six month period ending April 30, 2015, the stock market exhibited remarkable resiliency, continuing the momentous bull market that began in March 2009 despite significant volatility in commodities, currencies and interest rates. After a brief sell-off toward the end of calendar 2014 spurred in part by a rapid collapse in oil prices (by the end of the year, West Texas Intermediate (WTI) Cushing crude oil spot prices were down over 50% from their summer highs), global equities were able to stage an impressive rally, with the MSCI All Country World Index (Net Dividend) delivering a 4.97% total return in the six month period.

The global rally has arguably been fueled in large part by the ultra-low interest rates seen throughout the developed world as a result of the extraordinarily accommodative monetary policy of central banks. As a recent example, in March 2015 the European Central Bank (ECB) embarked upon its own version of Quantitative Easing (QE), pledging an asset-purchase program worth about 1.1 trillion Euros through at least the end of September 2016. The MSCI Europe Index was still able to offset the 10% depreciation of the Euro against the U.S. Dollar, generating a 6.49% total return in the 6 month period ended April 30, 2015. In contrast, the U.S. Federal Reserve, having completed a third round of QE in October 2014, is contemplating the first Federal Funds rate hike in nearly a decade. The fear of rising interest rates had an impact on interest-sensitive stocks, as evidenced by the 1.1% decline in the S&P 500 Utilities Sector Index, contrasting with the 4.39% total return of the S&P 500® Index in the period.

Emerging markets were also able to offset currency headwinds, with the MSCI Emerging Markets Index up 3.92% for the six month period. The Hong Kong Hang Seng Index led the way with a total return of 18.06% in U.S. Dollars, as the Shanghai-Hong Kong Stock Connect program, launched in November 2014, allowed Chinese mainland investors to invest in the Hong Kong market, and vice versa. In addition, there was speculation of further government stimulus in China. This exuberance did not filter through to all emerging markets, however. The Ibovespa Brasil Sao Paulo Stock Exchange Index, for example, declined by 15.56% in U.S. Dollars for the six month period as investors feared the crippling combination of rising inflation and a potential economic contraction.

Performance Drivers

Within the Fund the utilities and energy sectors outperformed the benchmark due to both having an underweight position and the stocks within these sectors outperforming the benchmark’s stocks. The construction and transportation sectors both underperformed the sector due to negative stock selection.

We believe that the urbanization of emerging market countries will be an important driver of infrastructure development and spending. During this period, the Fund’s exposure to emerging markets was overweight versus its benchmark. Emerging markets were a negative contributor to the Fund’s overall return. We believe that infrastructure spending in emerging markets may continue to increase. Therefore, we continue to maintain an overweight position as compared to the benchmark in those markets. The Fund’s investments in China positively affected the returns of the Fund while our investments in Brazil and Mexico were negative contributors to the Fund.

Portfolio Analysis

The top five contributors to the Fund’s performance for the six month period ending April 30, 2015 based on contribution to return were China CNR, China Railway Construction, TravelCenters of America, Guangshen Railway, and China Merchants Holding International.

China CNR is one of two railcar original equipment manufacturers (OEMs) in China. The stock more than doubled as a result of a number of factors: (1) merger with CSR Corp – the other railcar OEM in China, (2) contract awards both domestic and international, (3) China’s new ‘One Belt, One Road’ policy, which promotes rail development in countries adjacent to China, and (4) the narrowing of the spread between the company’s A- and H-shares.

China Railway Construction Corporation is a large railway construction contractor in China. The company benefited from supportive railway polices from the Chinese

Alpine Global Infrastructure Fund (Continued)

government, such as ‘One Belt, One Road’. China’s fixed asset investment is expected to remain strong in 2015 at over 800 billion yuan, compared to 809 billion yuan in 2014 and significantly higher than 664 billion yuan in 2013. The stock also benefited from a narrowing of the spread between the company’s A- and H-shares. Additionally, it benefited from the expectation that China’s fixed asset investment will remain strong in 2015.

TravelCenters of America owns a network of hospitality and fuel service areas along the US interstate highway system. The company benefited from the rapid decline in oil prices, as its fuel margins expanded to 27.8 cents per gallon in 4Q14 compared to management’s estimate of normalized margins of high-teen cents per gallon. The strength continued in 1Q15 with fuel margins of 22.5 cents per gallon.

Guangshen Railway is a railway operator in the Guangdong province. The company also benefited from the new ‘One Belt, One Road’ policy and the narrowing of the spread between its A- and H-shares.

China Merchants Holding International is a port operator with assets globally. The company also benefited from the new ‘One Belt, One Road’ policy and the narrowing of the spread to its listed A-share subsidiaries. Operationally, the company expected to raise prices in 2015 and expected its Shenzhen port volumes to improve year-over-year.

The following companies had the largest adverse impact on the performance of the Fund based on contribution to return for the six month period ending April 30 2015: Cosan Logistica, Empresas ICA, Mastec , Grana y Montero and Obrascon Huarte Lain.

Cosan Logistica is a railway concession operator in Brazil, formed through the merger of America Latina Logistica and Rumo Logistica Operadora Multimodal. Stock performance suffered as financial results continued to deteriorate, partly as a result of the Brazilian economy slowing. New management has laid out short- and long-term plans to optimize costs and deploy new capital.

Empresas ICA is a construction and concession company focused on Mexico but also with assets in Latin America. The company underperformed over fears of contract cancellations and slowdown of new contract awards, given the contraction in public spending with lower oil prices. In addition, the appreciation of the US dollar relative to the Mexican Peso also had a translation effect on its US-dollar denominated debt.

MasTec is a US construction company with exposure to Oil & Gas, Telecom and Power/Electric transmission sectors. The stock underperformed as telecom spending levels did not meet expectations, fears of slower Oil & Gas activity with falling oil prices, and the delay in electric transmission spending with the uncertain implementation of the Federal Energy Regulatory Commission 1000 rules. In addition, the company delayed its 10K/10Q filings. Management continues to point to strong secular trends in telecom spending and expected pick-up in Oil & Gas midstream activity.

Grana y Montero is a Peruvian construction company. The company continued to underperform on weakness in new contract opportunities given weak public and private investment levels in Peru.

Obrascon Huarte Lain is a Spanish construction company. The company underperformed on fears over its corporate debt levels. OHL conducted a partial sale of its stake in OHL Mexico in 4Q14 at a large discount to market price. We have since exited the position.

The Fund has also participated in a number of Initial Public Offerings (IPOs) and Secondary Offerings, both inside and outside of the Infrastructure sector, that have contributed to the Fund’s total return. We cannot predict how long, if at all, these opportunities will continue to exist, but to the extent we consider IPOs to be attractively priced and available, the fund may continue to participate in them. We have hedged a portion of our currency exposure to the Euro. The currency hedging mitigated the overall negative impact of currency on the portfolio.

Summary and Outlook

Since the launch of our Fund, the equity markets have been volatile as the world’s economies suffered from the effects of the financial crisis. The amount of debt that governments have on their balance sheets and the austerity measures that have been enacted will likely lead to slower growth for years to come. As a result of the European debt crisis, we continued to hedge a portion of our Euro currency exposure during the period to partially help offset the Euro’s impact on the value of the Fund’s Euro-denominated holdings. We believe that these market conditions may create many new opportunities for investors in infrastructure stocks that have the potential for more stable and predictable cash flows. Our portfolio of companies is not immune to swings in share

Alpine Global Infrastructure Fund (Continued)

prices, but volatile markets may provide an opportunity to continue buying what we believe are high-quality companies with solid balance sheets and good growth prospects at what we believe are inexpensive valuations.

We believe that as interest rates remain low and global economic growth continues below historical trend, infrastructure spending is an ideal way for governments to stimulate growth. Infrastructure investment is a necessity for economic growth, productivity, competitiveness, social development and the elimination of poverty. In the future, governments may be compelled to sell off infrastructure assets and utilize public/private funds using build/operate/transfer models to finance new projects.

We are pleased with the structure of our portfolio. We believe the Fund should be well positioned to take advantage of any increase in global infrastructure spending. We continue to believe that the combination of urbanization, rising standards of living and population growth can propel infrastructure spending for decades to come. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects for the Fund in future communications. We appreciate your trust and investment in the Fund.

Sincerely,

Joshua E. Duitz
Samuel A. Lieber
Portfolio Managers

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Alpine Global Infrastructure Fund (Continued)

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Infrastructure-Related Investment Risk – Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Alpine Global Infrastructure Fund (Continued)

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4-5 for other important disclosures and definitions.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

Shares	Security Description	Value

Common Stocks—97.4%
Asia—48.5%
China—12.5%
1,000,000	China Overseas Grand Oceans Group, Ltd.	$598,667
380,000	China Overseas Land & Investment, Ltd.	1,588,532
503,333	China Resources Land, Ltd.	1,837,847
1,600,000	China South City Holdings, Ltd.	708,079
1,000,000	China State Construction International Holdings, Ltd.	1,948,249
500,000	China Vanke Co., Ltd.-Class H (a)	1,325,712
1,500,000	Country Garden Holdings Co., Ltd.	810,910
80,000	Dalian Wanda Commercial Properties Co., Ltd.-Class H (a)(b)	656,986
200,000	E-House China Holdings, Ltd.-ADR (c)	1,360,000
1,400,000	Longfor Properties Co., Ltd.	2,416,861
550,000	Shimao Property Holdings, Ltd.	1,300,037
1,300,000	Sino-Ocean Land Holdings, Ltd.	1,090,245
2,000,000	Sunac China Holdings, Ltd.	2,647,554
		18,289,679
India—5.7%
1,399,872	DB Realty, Ltd. (a)	1,420,479
2,290,373	Hirco PLC (a)(c)(d)(e)	35,157
249,877	Prestige Estates Projects, Ltd.	959,931
98,276	Sobha, Ltd.	606,846
2,000,000	South Asian Real Estate PLC (a)(d)(e)(f)	4,543,599
118,160	Yatra Capital, Ltd. (a)	728,391
		8,294,403
Indonesia—1.0%
246,285,560	PT Bakrieland Development TBK (a)	949,993
16,071,429	PT Pakuwon Jati TBK	543,050
		1,493,043
Japan—16.9%
15,000	Daito Trust Construction Co., Ltd. (c)	1,755,653
496	GLP J-REIT	510,124
300,691	Hulic Co., Ltd. (c)	3,246,153
800,000	Ichigo Group Holdings Co., Ltd.	2,217,756
3,538	Invincible Investment Corp.	1,854,931
872,312	Kenedix, Inc.	3,499,476
200,000	Mitsubishi Estate Co., Ltd. (c)	4,728,643
166,725	Mitsui Fudosan Co., Ltd.	4,973,125
50,000	Sumitomo Realty & Development Co., Ltd.	1,943,886
		24,729,747
Philippines—6.2%
2,847,077	Ayala Land, Inc.	2,471,132
30,000,000	Megaworld Corp.	3,570,627
7,300,070	SM Prime Holdings, Inc.	3,059,046
		9,100,805
Singapore—1.8%
2,479,000	Banyan Tree Holdings, Ltd.	1,030,419
801,420	Global Logistic Properties, Ltd.	1,665,587
		2,696,006
Shares	Security Description	Value

Thailand—2.1%
1,924,600	Central Pattana PCL	$2,452,092
550,392	Minor International PCL	550,976
		3,003,068
United Arab Emirates—2.3%
1,523,076	DAMAC Properties Dubai Co. PJSC (a)	1,355,983
600,333	Emaar Malls Group PJSC (a)	526,299
660,000	Emaar Properties PJSC	1,480,663
		3,362,945
	Total Asia (Cost $89,382,408)	70,969,696
Europe—38.4%
Austria—0.4%
1,043,654	Immofinanz AG (a)	571,329
France—4.1%
138,193	Nexity SA (c)	6,078,009
Germany—3.2%
104,669	DIC Asset AG	1,059,276
2,967,900	Sirius Real Estate, Ltd. (c)	1,491,297
113,933	TAG Immobilien AG	1,463,515
43,548	TLG Immobilien AG (a)	731,023
		4,745,111
Ireland—3.6%
690,000	Dalata Hotel Group PLC (a)(c)	2,789,159
518,484	Green REIT PLC (c)	916,933
166,666	Hibernia REIT PLC (c)	230,183
1,075,000	Irish Residential Properties REIT PLC	1,290,351
		5,226,626
Norway—0.5%
72,000	Entra ASA (b)	738,675
Poland—0.2%
3,265,000	Nanette Real Estate Group NV (a)(d)(e)	258,460
Russia—0.2%
300,807	Mirland Development Corp. PLC (a)(c)	249,339
Spain—1.8%
75,000	Hispania Activos Inmobiliarios SAU (a)	1,069,515
60,000	Lar Espana Real Estate Socimi SA (a)	707,395
60,000	Merlin Properties Socimi SA (a)	820,242
		2,597,152
Sweden—2.0%
100,877	JM AB (c)	3,008,146
United Kingdom—22.4%
320,270	Great Portland Estates PLC (c)	3,920,624
90,000	Land Securities Group PLC (c)	1,725,493
502,084	Londonmetric Property PLC (c)	1,271,653
4,000,713	LXB Retail Properties PLC (a)(c)	8,735,704
588,673	Quintain Estates & Development PLC (a)(c)	867,468
2,955,756	Regus PLC (c)	11,320,025
120,000	Savills PLC (c)	1,526,096
150,000	The British Land Co. PLC (c)	1,916,831
167,416	The Unite Group PLC (c)	1,539,331
		32,823,225
	Total Europe (Cost $48,570,423)	56,296,072

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
North & South America—10.5%
Brazil—5.1%
220,535	Cyrela Commercial Properties SA Empreendimentos e Participacoes	$731,957
986,829	Direcional Engenharia SA	2,089,636
912,132	General Shopping Brasil SA (a)	1,619,644
790,500	JHSF Participacoes SA	493,251
53,655	Multiplan Empreendimentos Imobiliarios SA	943,831
155,394	Sao Carlos Empreendimentos e Participacoes SA	1,673,620
		7,551,939
Mexico—3.8%
500,000	Concentradora Fibra Hotelera Mexicana SA de CV	662,560
766,024	Corp. Inmobiliaria Vesta SAB de CV	1,437,980
600,979	Fibra Uno Administracion SA de CV	1,498,726
1,257,643	Hoteles City Express SAB de CV (a)	1,918,189
		5,517,455
United States—1.6%
93,750	American Realty Capital Properties, Inc. (c)	846,562
74,984	Extended Stay America, Inc. (c)	1,519,176
		2,365,738
	Total North & South America (Cost $27,604,602)	15,435,132
	Total Common Stocks (Cost $165,557,433)	142,700,900
Equity-Linked Structured Notes—3.0%
Asia—3.0%
India—3.0%
108,107	Dewan Housing Finance Corp.-Macquarie Bank, Ltd.	760,740
185,910	Kolte-Patil Developers, Ltd.-Merrill Lynch & Co., Inc.	627,993
540,000	Phoenix Mills, Ltd.-Merrill Lynch & Co., Inc.	3,069,196
		4,457,929
	Total Asia (Cost $3,322,900)	4,457,929
	Total Equity-Linked Structured Notes (Cost $3,322,900)	4,457,929
Shares	Security Description	Value

Investment Companies—0.5%
Asia—0.5%
India—0.5%
6,976,577	Trinity Capital PLC (a)(c)	$709,474
	Total Asia (Cost $10,032,091)	709,474
	Total Investment Companies (Cost $10,032,091)	709,474
Rights—0.1%
Europe—0.1%
Spain—0.1%
60,000	Merlin Properties Socimi SA Expiration: May 12, 2015 Exercise Price: EUR 9.50 (a)	91,625
	Total Europe (Cost $0)	91,625
	Total Rights (Cost $0)	91,625
Warrants—0.0% (g)
Asia—0.0% (g)
Thailand—0.0% (g)
25,018	Minor International PCL Expiration: November 03, 2017 Exercise Price: THB 40.00	3,400
	Total Asia (Cost $0)	3,400
	Total Warrants (Cost $0)	3,400
Total Investments (Cost $178,912,424)—101.0%		147,963,328
Liabilities in Excess of Other Assets—(1.0)%		(1,491,958)
TOTAL NET ASSETS 100.0%		$146,471,370

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.0% of the Fund’s net assets.

(c)	All or a portion of the security has been designated as collateral for the line of credit.

(d)	Illiquid security.

(e)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 3.3% of the Fund’s net assets.

(f)	Private placement.

(g)	Amount is less than 0.05%.

AB—Aktiebolag is the Swedish equivalent of a corporation.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

EUR—Euro

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PCL—Public Company Limited

PJSC—Public Joint Stock Company

PLC—Public Limited Company

REIT—Real Estate Investment Trust

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAU—Sociedad Anonima Unipersonal

TBK—Indonesian city of Tanjung Balai Karimun

THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

Shares	Security Description	Value

Real Estate Investment Trusts—98.9%
Apartments—18.0%
15,000	American Campus Communities, Inc.	$602,100
25,625	AvalonBay Communities, Inc. (a)	4,211,212
21,000	Camden Property Trust	1,576,680
38,000	Campus Crest Communities, Inc.	240,540
68,360	Equity Residential (a)	5,049,070
23,665	Essex Property Trust, Inc. (a)	5,252,447
35,200	Home Properties, Inc. (a)	2,589,312
36,900	UDR, Inc.	1,209,213
		20,730,574
Diversified—6.2%
26,114	American Assets Trust, Inc. (a)	1,039,337
37,087	Cousins Properties, Inc.	361,228
88,700	Crombie Real Estate Investment Trust	973,384
46,117	Vornado Realty Trust (a)	4,772,648
		7,146,597
Health Care—7.7%
35,803	Health Care REIT, Inc.	2,578,532
30,413	Omega Healthcare Investors, Inc.	1,097,605
47,344	Sabra Health Care REIT, Inc.	1,414,639
55,712	Ventas, Inc. (a)	3,838,557
		8,929,333
Lodging—5.9%
37,842	Chatham Lodging Trust	1,045,953
39,658	Chesapeake Lodging Trust	1,259,141
70,000	DiamondRock Hospitality Co.	949,200
105,000	Host Hotels & Resorts, Inc.	2,114,700
12,000	LaSalle Hotel Properties (a)	440,280
15,000	Pebblebrook Hotel Trust	644,100
25,000	Strategic Hotels & Resorts, Inc. (b)	292,500
		6,745,874
Manufactured Homes—1.3%
28,900	Equity LifeStyle Properties, Inc.	1,526,498
Mortgage & Finance—1.6%
34,775	Apollo Commercial Real Estate Finance, Inc.	594,305
50,000	Starwood Property Trust, Inc.	1,200,500
		1,794,805
Net Lease—1.0%
67,500	American Realty Capital Properties, Inc.	609,525
9,012	EPR Properties	519,722
		1,129,247
Office-Industrial Buildings—31.6%
51,528	Alexandria Real Estate Equities, Inc. (a)	4,760,157
49,611	Boston Properties, Inc.	6,564,031
37,671	CoreSite Realty Corp.	1,811,222
52,600	Digital Realty Trust, Inc.	3,335,366
59,509	Douglas Emmett, Inc.	1,696,007
40,352	DuPont Fabros Technology, Inc.	1,256,965
45,455	Empire State Realty Trust, Inc.-Class A	818,190
Shares	Security Description	Value

Office-Industrial Buildings—continued
10,714	Hudson Pacific Properties, Inc.	$323,134
42,473	Kilroy Realty Corp. (a)	3,015,158
23,708	Liberty Property Trust	825,987
35,608	Paramount Group, Inc.	652,339
104,700	Prologis, Inc.	4,208,940
41,351	SL Green Realty Corp. (a)	5,059,708
44,537	STAG Industrial, Inc.	967,789
51,058	Terreno Realty Corp.	1,086,514
		36,381,507
REIT - Infrastructure—1.4%
17,500	American Tower Corp.	1,654,275
Retail Centers—19.0%
88,191	CBL & Associates Properties, Inc.	1,588,320
20,075	DDR Corp.	342,279
12,100	Federal Realty Investment Trust (a)	1,617,407
76,000	General Growth Properties, Inc.	2,082,400
50,000	Kimco Realty Corp.	1,205,000
56,295	Simon Property Group, Inc. (a)	10,216,980
19,106	Taubman Centers, Inc. (a)	1,375,823
30,928	The Macerich Co. (a)	2,528,673
23,058	Urban Edge Properties	521,802
28,647	WP GLIMCHER, Inc.	429,705
		21,908,389
Storage—5.2%
16,000	Extra Space Storage, Inc.	1,054,880
26,265	Public Storage (a)	4,935,456
		5,990,336
	Total Real Estate Investment Trusts (Cost $61,687,669)	113,937,435
Common Stocks—2.3%
Diversified—0.4%
200,000	Emaar Properties PJSC	448,686
Lodging—1.6%
22,000	Starwood Hotels & Resorts Worldwide, Inc. (a)	1,890,900
Office-Industrial Buildings—0.3%
11,111	CyrusOne, Inc.	360,885
	Total Common Stocks (Cost $2,067,375)	2,700,471
Preferred Stocks—1.3%
Mortgage & Finance-0.5%
20,567	NorthStar Realty Finance Corp.-Series B, 8.250%	520,139
Retail Centers—0.8%
37,843	CBL & Associates Properties, Inc.-Series D, 7.375%	976,728
	Total Preferred Stocks (Cost $1,128,963)	1,496,867
Total Investments (Cost $64,884,007)—102.5%		118,134,773
Liabilities in Excess of Other Assets—(2.5)%		(2,916,343)
TOTAL NET ASSETS 100.0%		$115,218,430

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Non-income producing security.

PJSC—Public Joint Stock Company

REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Shares	Security Description	Value

Common Stocks—96.0%
Asia—39.3%
China—12.3%
500,000	China Overseas Grand Oceans Group, Ltd.	$299,334
150,000	China Overseas Land & Investment, Ltd.	627,052
161,666	China Resources Land, Ltd.	590,300
800,000	China South City Holdings, Ltd.	354,039
350,000	China State Construction International Holdings, Ltd.	681,887
180,000	China Vanke Co., Ltd.-Class H (a)	477,256
500,000	Country Garden Holdings Co., Ltd.	270,303
40,000	Dalian Wanda Commercial Properties Co., Ltd.-Class H (a)(b)	328,493
80,000	E-House China Holdings, Ltd.- ADR (c)	544,000
250,000	KWG Property Holding, Ltd.	254,821
550,000	Longfor Properties Co., Ltd.	949,481
200,000	Shimao Property Holdings, Ltd.	472,741
500,000	Sino-Ocean Land Holdings, Ltd.	419,325
750,000	Sunac China Holdings, Ltd.	992,833
		7,261,865
Hong Kong—1.0%
35,000	Sun Hung Kai Properties, Ltd.	583,442
Indonesia—0.8%
33,380,487	PT Bakrieland Development TBK (a)	128,758
9,642,857	PT Pakuwon Jati TBK	325,830
		454,588
Japan—14.5%
5,000	Daito Trust Construction Co., Ltd.	585,218
158	GLP J-REIT	162,499
98,000	Hulic Co., Ltd.	1,057,973
400,000	Ichigo Group Holdings Co., Ltd.	1,108,878
1,768	Invincible Investment Corp.	926,941
354,573	Kenedix, Inc.	1,422,449
45,000	Mitsubishi Estate Co., Ltd.	1,063,945
37,396	Mitsui Fudosan Co., Ltd.	1,115,459
18,000	Sumitomo Realty & Development Co., Ltd.	699,799
50,000	TOC Co., Ltd.	383,585
		8,526,746
Philippines—5.6%
746,539	Ayala Land, Inc.	647,962
10,000,000	Megaworld Corp.	1,190,209
1,401,363	Robinsons Land Corp.	942,529
1,275,000	SM Prime Holdings, Inc.	534,280
		3,314,980
Singapore—1.0%
280,000	Global Logistic Properties, Ltd.	581,923
Thailand—1.8%
430,000	Central Pattana PCL	547,854
253,000	Minor International PCL	253,269
569,550	TICON Industrial Connection PCL	259,161
		1,060,284
United Arab Emirates—2.3%
507,691	DAMAC Properties Dubai Co. PJSC (a)	451,994
250,889	Emaar Malls Group PJSC (a)	219,949
Shares	Security Description	Value

United Arab Emirates—continued
320,000	Emaar Properties PJSC	$717,897
		1,389,840
	Total Asia (Cost $19,811,128)	23,173,668

Europe—19.1%
Austria—0.4%
154,121	Immofinanz AG (a)	255,594
France—2.2%
30,000	Nexity SA	1,319,461
Germany—1.9%
30,414	DIC Asset AG	307,797
26,110	TAG Immobilien AG	335,394
29,677	TLG Immobilien AG (a)	498,176
		1,141,367
Ireland—3.1%
230,000	Dalata Hotel Group PLC (a)	929,720
259,242	Green REIT PLC	458,466
370,000	Irish Residential Properties REIT PLC	444,121
		1,832,307
Norway—0.5%
26,000	Entra ASA (b)	266,744
Spain—1.6%
25,000	Hispania Activos Inmobiliarios SAU (a)	356,505
20,000	Lar Espana Real Estate Socimi SA (a)	235,798
24,000	Merlin Properties Socimi SA (a)	328,097
		920,400
United Kingdom—9.4%
23,000	Great Portland Estates PLC	281,557
28,000	Land Securities Group PLC	536,820
60,000	Londonmetric Property PLC	151,965
778,923	LXB Retail Properties PLC (a)	1,700,807
202,853	Quintain Estates & Development PLC (a)	298,924
175,000	Regus PLC	670,219
50,000	Savills PLC	635,874
50,000	The British Land Co. PLC	638,943
64,064	The Unite Group PLC	589,046
		5,504,155
	Total Europe (Cost $9,317,097)	11,240,028
North & South America—37.6%
Brazil—2.8%
15,000	Cyrela Commercial Properties SA Empreendimentos e Participacoes-ADR (b)(c)	182,058
201,912	Direcional Engenharia SA	427,554
40,000	General Shopping Brasil SA (a)	71,027
135,000	JHSF Participacoes SA	84,236
14,000	Multiplan Empreendimentos Imobiliarios SA	246,270
57,060	Sao Carlos Empreendimentos e Participacoes SA	614,546
		1,625,691

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
North & South America—continued
Mexico—3.6%
300,000	Concentradora Fibra Hotelera Mexicana SA de CV	$397,536
314,009	Corp. Inmobiliaria Vesta SAB de CV	589,458
210,383	Fibra Uno Administracion SA de CV	524,655
399,212	Hoteles City Express SAB de CV (a)	608,888
		2,120,537
United States—31.2%
45,667	Altisource Residential Corp. (c)	874,523
25,000	American Capital Mortgage Investment Corp. (c)	438,500
15,750	American Realty Capital Properties, Inc. (c)	142,222
5,000	AvalonBay Communities, Inc. (c)	821,700
4,000	Boston Properties, Inc. (c)	529,240
30,000	Century Communities, Inc. (a)(c)	573,600
70,000	Colony Capital, Inc.-Class A (c)	1,813,700
50,000	DR Horton, Inc. (c)	1,270,000
38,745	Extended Stay America, Inc. (c)	784,974
25,909	Hilton Worldwide Holdings, Inc. (a)	750,325
9,000	Kilroy Realty Corp. (c)	638,910
15,000	La Quinta Holdings, Inc. (a)(c)	361,200
15,000	Lennar Corp.-Class A (c)	687,000
50,000	LGI Homes, Inc. (a)(c)	823,500
5,166	Meritage Homes Corp. (a)(c)	220,950
20,000	NorthStar Realty Finance Corp.	375,200
12,000	Ryland Group, Inc. (c)	494,640
1,923	Simon Property Group, Inc. (c)	349,005
6,000	Starwood Hotels & Resorts Worldwide, Inc. (c)	515,700
75,045	Starwood Property Trust, Inc. (c)	1,801,830
25,009	Starwood Waypoint Residential Trust (c)	643,732
30,000	Taylor Morrison Home Corp.- Class A (a)	555,600
5,000	The Howard Hughes Corp. (a)(c)	742,350
117,912	Two Harbors Investment Corp. (c)	1,238,076
40,000	WCI Communities, Inc. (a)(c)	930,000
		18,376,477
Shares	Security Description	Value

United States—continued
	Total North & South America (Cost $22,208,013)	$22,122,705
	Total Common Stocks (Cost $51,336,238)	56,536,401
Equity-Linked Structured Notes—4.4%
Asia—4.4%
India—4.4%
400,000	DB Realty, Ltd.-Macquarie Bank, Ltd. (a)	405,888
62,370	Dewan Housing Finance Corp.-Macquarie Bank, Ltd.	438,893
193,000	Kolte-Patil Developers, Ltd.-Macquarie Bank, Ltd.	651,943
120,000	Prestige Estates Projects, Ltd.-Macquarie Bank, Ltd.	460,993
110,000	Sobha, Ltd.-Macquarie Bank, Ltd.	679,241
		2,636,958
	Total Asia (Cost $2,189,243)	2,636,958
	Total Equity-Linked Structured Notes (Cost $2,189,243)	2,636,958
Rights—0.1%
Europe—0.1%
Spain—0.1%
24,000	Merlin Properties Socimi SA Expiration: May 12, 2015 Exercise Price: EUR 9.50	36,650
	Total Europe (Cost $0)	36,650
	Total Rights (Cost $0)	36,650
Warrants—0.0% (d)
Asia—0.0% (d)
Thailand—0.0% (d)
11,500	Minor International PCL Expiration: November 03, 2017 Exercise Price: THB 40.00	1,563
	Total Asia (Cost $0)	1,563
	Total Warrants (Cost $0)	1,563
Total Investments (Cost $53,525,481)—100.5%		59,211,572
Liabilities in Excess of Other Assets—(0.5)%		(322,711)
TOTAL NET ASSETS 100.0%		$58,888,861

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.3% of the Fund’s net assets.
(c)	All or a portion of the security has been designated as collateral for the line of credit.
(d)	Amount is less than 0.05%.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

PCL—Public Company Limited

PJSC—Public Joint Stock Company

PLC—Public Limited Company

REIT—Real Estate Investment Trust

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAU—Sociedad Anonima Unipersonal

TBK—Indonesian city of Tanjung Balai Karimun

THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

Shares	Security Description	Value

Common Stocks—84.6%
Asia—65.0%
China—38.8%
160,000	China Overseas Land & Investment, Ltd.	$668,856
100,111	China Resources Land, Ltd.	365,541
50,000	China South City Holdings, Ltd.	22,127
90,000	China Vanke Co., Ltd.-Class H (a)	238,628
124,000	CIFI Holdings Group Co., Ltd.	38,557
146,333	Country Garden Holdings Co., Ltd.	79,109
16,000	Dalian Wanda Commercial Properties Co., Ltd.-Class H (a)(b)	131,397
9,000	E-House China Holdings, Ltd.-ADR	61,200
113,000	Franshion Properties China, Ltd.	45,634
20,000	Greenland Hong Kong Holdings, Ltd.	20,540
11,200	Guangzhou R&F Properties Co., Ltd.-Class H	14,335
88,000	KWG Property Holding, Ltd.	89,697
60,000	Longfor Properties Co., Ltd.	103,580
60,000	Poly Property Group Co., Ltd.	38,630
74,500	Shimao Property Holdings, Ltd.	176,096
50,000	Shui On Land, Ltd.	16,257
90,000	Sino-Ocean Land Holdings, Ltd.	75,478
130,000	Sunac China Holdings, Ltd.	172,091
		2,357,753
Hong Kong—2.4%
6,800	CK Hutchison Holdings, Ltd.	147,659
Indonesia—4.3%
400,000	PT Alam Sutera Realty TBK	18,978
280,159	PT Bumi Serpong Damai TBK	40,308
350,500	PT Ciputra Development TBK	37,180
160,000	PT Ciputra Surya TBK	36,413
30,000	PT Lippo Cikarang TBK (a)	27,715
955,714	PT Pakuwon Jati TBK	32,293
380,000	PT Summarecon Agung TBK	52,181
200,000	PT Surya Semesta Internusa TBK	18,206
		263,274
Philippines—7.1%
203,307	Ayala Land, Inc.	176,461
520,000	Megaworld Corp.	61,891
120,000	Robinsons Land Corp.	80,709
270,000	SM Prime Holdings, Inc.	113,142
		432,203
Singapore—0.5%
16,000	Global Logistic Properties, Ltd.	33,253
Thailand—4.3%
70,000	Amata Corp. PCL	38,010
231,000	AP Thailand PCL	51,505
45,000	Central Pattana PCL	57,333
85,000	Land & Houses PCL	24,625
33,000	Minor International PCL	33,035
45,000	Pruksa Real Estate PCL	37,540
41,150	TICON Industrial Connection PCL	18,724
		260,772
Shares	Security Description	Value

United Arab Emirates—7.6%
110,000	Aldar Properties PJSC	$82,658
35,868	DAMAC Properties Dubai Co. PJSC (a)	31,933
75,611	Emaar Malls Group PJSC (a)	66,287
124,000	Emaar Properties PJSC	278,185
		459,063
	Total Asia (Cost $3,047,377)	3,953,977
Europe—3.9%
Austria—1.3%
1,000	CA Immobilien Anlagen AG (a)	18,246
20,000	Immofinanz AG (a)	60,140
		78,386
Poland—0.2%
6,000	Globe Trade Centre SA (a)	10,317
Spain—0.6%
2,700	Melia Hotels International SA	33,788
Turkey—1.8%
71,809	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	83,024
45,000	Is Gayrimenkul Yatirim Ortakligi AS	28,624
		111,648
	Total Europe (Cost $238,737)	234,139
Middle East/Africa—5.2%
Egypt—2.0%
6,523	Medinet Nasr Housing (a)	28,041
15,000	Orascom Hotels & Development (a)	24,082
60,000	Palm Hills Developments SAE (a)	21,389
17,355	Six of October Development & Investment (a)	25,816
19,000	Talaat Moustafa Group	24,678
		124,006
South Africa—3.2%
61,000	Growthpoint Properties, Ltd.	143,113
50,000	Redefine Properties, Ltd.	50,689
		193,802
	Total Middle East/Africa (Cost $310,231)	317,808
North & South America—10.5%
Argentina—0.3%
3,100	TGLT SA-ADR (c)	17,753
Brazil—3.4%
17,049	BR Malls Participacoes SA	92,800
5,556	BR Properties SA	19,381
6,724	Direcional Engenharia SA	14,238
9,000	Even Construtora e Incorporadora SA	14,816
3,000	Ez Tec Empreendimentos e Participacoes SA	19,068
14,538	General Shopping Brasil SA (a)	25,815
8,000	MRV Engenharia e Participacoes SA	21,905
		208,023
Chile—0.6%
19,000	Parque Arauco SA	35,723

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued

April 30, 2015 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
North & South America—continued
Mexico—6.2%
25,937	Concentradora Fibra Hotelera Mexicana SA de CV	$34,370
40,244	Corp. Inmobiliaria Vesta SAB de CV	75,546
21,582	Fibra Shop Portafolios Inmobiliarios SAPI de CV	24,744
60,000	Fibra Uno Administracion SA de CV	149,628
30,000	Hoteles City Express SAB de CV (a)	45,757
26,000	Prologis Property Mexico SA de CV	46,096
		376,141
	Total North & South America (Cost $794,032)	637,640
	Total Common Stocks (Cost $4,390,377)	5,143,564
Equity-Linked Structured Notes—7.8%
Asia—7.8%
India—7.1%
54,000	DB Realty, Ltd.-Macquarie Bank, Ltd. (a)	54,795
9,989	Dewan Housing Finance Corp.- Macquarie Bank, Ltd.	70,292
12,000	DLF, Ltd.-Macquarie Bank, Ltd.	26,007
30,000	Housing Development & Infrastructure, Ltd.-Macquarie Bank, Ltd. (a)	56,254
14,000	Kolte-Patil Developers, Ltd.- Macquarie Bank, Ltd.	47,291
15,000	Oberoi Realty, Ltd.-Macquarie Bank, Ltd.	63,375
9,310	Phoenix Mills, Ltd.-Macquarie Bank, Ltd.	52,915
4,000	Prestige Estates Projects, Ltd.- Macquarie Bank, Ltd.	15,367
7,000	Sobha, Ltd.-Macquarie Bank, Ltd.	43,224
		429,520
Shares	Security Description	Value

Vietnam—0.7%
47,437	HAGL JSC-GDR-Macquarie Bank, Ltd. (a)	$44,163
	Total Asia (Cost $522,638)	473,683
	Total Equity-Linked Structured Notes (Cost $522,638)	473,683
Rights—0.1%
Middle East/Africa—0.1%
Egypt—0.1%
36,667	Palm Hills Developments SAE
	Expiration: May 18, 2015
	Exercise Price: USD 100.00 (a)	3,124
	Total Middle East/Africa (Cost $5,170)	3,124
	Total Rights (Cost $5,170)	3,124

Principal Amount

Convertible Bonds—0.0% (d)
North & South America—0.0% (d)
Brazil—0.0% (d)
$80,000	PDG Realty SA Empreendimentos e Participacoes-Series 8, 0.000%, 9/19/16 (Brazilian Real) (e)	265
	Total Convertible Bonds (Cost $28,699)	265
Short-Term Investments—3.9%
238,000	State Street Eurodollar Time Deposit, 0.01%	238,000
	Total Short-Term Investments (Cost $238,000)	238,000
Total Investments (Cost $5,184,884)—96.4%		5,858,636
Other Assets in Excess of Liabilities—3.6%		219,939
TOTAL NET ASSETS 100.0%		$6,078,575

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.2% of the Fund’s net assets.

(c)	Reg S—Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. As of April 30, 2015, these securities amounted to a total value of $17,753 which comprised 0.3% of the Fund’s net assets.

(d)	Amount is less than 0.05%.

(e)	Represents a zero-coupon bond.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS—Anonim Sirketi is the Turkish term for joint stock company.

GDR—Global Depositary Receipt

PCL—Public Company Limited

PJSC—Public Joint Stock Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAE—Societe Anonyme Egyptienne.

SAPI de CV—Sociedad Anonima Promotora de Inversion de Capital Variable is the Spanish equivalent to Variable Capital Corporation.

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

Shares	Security Description	Value

Common Stocks—92.8%
Asia—16.4%
China—10.0%
2,494,000	Beijing Enterprises Water Group, Ltd. (a)	$2,146,297
802,000	China CNR Corp., Ltd.- Class H (a)(b)	1,647,347
949,000	China Everbright International, Ltd.	1,777,871
565,000	China Merchants Holdings International Co., Ltd.	2,576,946
978,000	China Railway Construction Corp., Ltd.-Class H	1,965,956
784,000	China Resources Gas Group, Ltd.	2,746,334
562,000	China Resources Power Holdings Co., Ltd.	1,707,634
1,232,972	China State Construction International Holdings, Ltd.	2,402,136
1,525,000	COSCO Pacific, Ltd.	2,408,345
2,886,000	Guangshen Railway Co., Ltd.- Class H	1,928,828
1,084,100	Zhejiang Expressway Co., Ltd.- Class H	1,734,437
		23,042,131
Indonesia—2.0%
63,500,000	PT Bakrieland Development TBK (a)	244,937
3,720,000	PT Jasa Marga Persero TBK	1,779,286
4,003,500	PT Tower Bersama Infrastructure TBK	2,617,525
		4,641,748
Japan—2.1%
34,800	East Japan Railway Co.	3,087,990
53,000	Japan Airlines Co., Ltd.	1,775,545
		4,863,535
Philippines—1.0%
956,100	International Container Terminal Services, Inc.	2,361,801
Thailand—1.3%
5,115,000	BTS Rail Mass Transit Growth Infrastructure Fund	1,613,711
4,900,000	Jasmine Broadband Internet Infrastructure Fund	1,404,672
		3,018,383
	Total Asia (Cost $28,427,798)	37,927,598

Europe—29.2%
France—8.9%
20,000	Aeroports de Paris	2,466,901
102,400	Eutelsat Communications SA	3,573,573
189,800	Groupe Eurotunnel SE	3,046,506
142,000	Suez Environnement Co.	2,901,893
183,000	Veolia Environnement SA	3,887,711
76,300	Vinci SA	4,696,619
		20,573,203
Germany—3.5%
50,200	Fraport AG Frankfurt Airport Services Worldwide	3,190,939
108,800	Hamburger Hafen und Logistik AG	2,403,007
32,600	HeidelbergCement AG	2,520,248
		8,114,194
Shares	Security Description	Value

Italy—2.7%
116,000	Atlantia SpA	$3,274,500
320,000	Enel SpA	1,522,045
127,300	Societa Iniziative Autostradali e Servizi SpA	1,473,699
		6,270,244
Netherlands—3.0%
828,200	Koninklijke KPN NV	3,077,185
73,600	Koninklijke Vopak NV	3,870,940
		6,948,125
Portugal—1.3%
417,300	NOS SGPS	3,045,674
Spain—4.0%
774,200	Abengoa SA-B Shares	2,520,131
229,500	Abertis Infraestructuras SA	4,242,933
214,700	Saeta Yield SA (a)	2,413,169
		9,176,233
United Kingdom—5.8%
99,200	Abengoa Yield PLC	3,363,872
40,400	BT Group PLC-ADR	2,823,152
224,968	Ferrovial SA	5,127,887
32,300	National Grid PLC-ADR	2,177,989
		13,492,900
	Total Europe (Cost $59,352,105)	67,620,573
North & South America—47.2%
Brazil—3.1%
259,100	CCR SA	1,427,525
267,300	Cia de Saneamento Basico do Estado de Sao Paulo-ADR	1,574,397
1,902,600	Cosan Logistica SA (a)	1,515,538
568,800	EcoRodovias Infraestrutura e Logistica SA	1,674,524
195,000	Tegma Gestao Logistica	977,281
		7,169,265
Canada—4.2%
24,900	Canadian Pacific Railway, Ltd.	4,745,442
95,600	Enbridge, Inc.	4,996,714
		9,742,156
Colombia—1.3%
37,400	Millicom International Cellular SA-SDR	2,921,682
Mexico—5.6%
492,800	Empresas ICA SAB de CV-ADR (a)	1,754,368
20,500	Grupo Aeroportuario del Sureste SAB de CV-ADR (a)	2,963,685
475,800	Infraestructura Energetica Nova SAB de CV	2,776,895
2,649,300	OHL Mexico SAB de CV (a)	5,353,168
		12,848,116
Peru—0.6%
182,100	Grana y Montero SA-ADR	1,460,442
United States—32.4%
49,000	American Tower Corp.	4,631,970
41,600	American Water Works Co., Inc.	2,268,032
75,200	AT&T, Inc.	2,604,928
59,700	CMS Energy Corp.	2,025,621
41,500	Comcast Corp.-Class A	2,397,040

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments—Continued

April 30, 2015 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
North & South America—continued
United States—continued
67,300	Corrections Corp. of America	$2,475,967
42,500	Crown Castle International Corp.	3,550,025
45,700	DISH Network Corp.-Class A (a)	3,092,062
37,400	Dominion Resources, Inc.	2,680,832
27,700	DTE Energy Co.	2,205,751
32,400	Eversource Energy	1,579,824
68,000	Exelon Corp.	2,313,360
40,900	Genesee & Wyoming, Inc.- Class A (a)	3,801,655
275,000	Great Lakes Dredge & Dock Corp. (a)	1,595,000
52,800	ITC Holdings Corp.	1,900,800
30,000	Itron, Inc. (a)	1,075,800
137,200	MasTec, Inc. (a)	2,461,368
27,600	NextEra Energy, Inc.	2,785,668
54,500	NRG Energy, Inc.	1,375,580
116,600	Pattern Energy Group, Inc.	3,379,068
96,600	Progressive Waste Solutions, Ltd.	2,792,706
34,400	SemGroup Corp.-Class A	2,896,136
103,100	T-Mobile U.S., Inc. (a)	3,509,524
115,500	The Geo Group, Inc.	4,504,500
82,600	The Williams Cos., Inc.	4,228,294
126,000	TravelCenters of America LLC (a)	2,164,680
43,300	Union Pacific Corp.	4,599,759
		74,895,950
	Total North & South America (Cost $104,638,537)	109,037,611
	Total Common Stocks (Cost $192,418,440)	214,585,782
Shares	Security Description	Value

Equity-Linked Structured Notes—2.5%
Asia—2.5%
India—2.5%
600,000	Adani Ports and Special Economic Zone-Macquarie Bank, Ltd.	$3,013,461
1,261,800	Power Grid Corp. of India, Ltd.-Macquarie Bank, Ltd.	2,822,982
	Total Asia (Cost $3,768,294)	5,836,443
	Total Equity-Linked Structured Notes (Cost $3,768,294)	5,836,443

Principal
Amount

Short-Term Investment—4.6%
$10,680,000	State Street Eurodollar Time Deposit, 0.01%	10,680,000
	Total Short-Term Investment (Cost $10,680,000)	10,680,000
Total Investments (Cost $206,866,734)—99.9%		231,102,225
Other Assets in Excess of Liabilities—0.1%		175,233
TOTAL NET ASSETS 100.0%		$231,277,458

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.7% of the Fund’s net assets.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SDR—Swedish Depositary Receipt

SE—SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund
ASSETS:
Investments, at value(1)	$147,963,328	$118,134,773	$59,211,572
Foreign currencies, at value(2)	23,709	—	9,720
Receivable from investment securities sold	4,101,643	374,594	494,738
Dividends and interest receivable	484,199	56,088	128,296
Receivable from capital shares issued	18,973	7,847	51
Unrealized appreciation on forward currency contracts	105,024	—	44,896
Prepaid expenses and other assets	147,646	14,308	5,421
Total assets	152,844,522	118,587,610	59,894,694

LIABILITIES:
Payable for investment securities purchased	412	—	249,096
Unrealized depreciation on forward currency contracts	1,365,307	—	187,358
Payable for capital shares redeemed	43,121	89,883	3,154
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	120,279	98,545	48,520
Line of credit (Note 2)	4,256,189	2,945,019	405,339
Distribution fees (Note 5)	1,122	9,250	—
Trustee fees	12,883	4,658	3,704
Other	573,839	221,825	108,662
Total liabilities	6,373,152	3,369,180	1,005,833
Net Assets	$146,471,370	$115,218,430	$58,888,861

NET ASSETS REPRESENTED BY:
Paid-in-capital	$1,275,504,718	$63,407,605	$97,095,696
Undistributed (accumulated) net investment income (loss)	2,187,961	66,363	(508,112)
Accumulated net realized loss from investments and foreign currency transactions	(1,099,025,609)	(1,505,952)	(43,242,232)
Net unrealized appreciation/(depreciation) on:
Investments	(30,949,096)	53,250,766	5,686,091
Foreign currency translations	(1,246,604)	(352)	(142,582)
Net Assets	$146,471,370	$115,218,430	$58,888,861

Net asset value
Institutional Class
Net assets	$146,330,314	$112,360,234	$58,888,861
Shares outstanding	6,235,821	5,137,196	2,230,013
Net asset value, offering price and redemption price per share*	$23.47	$21.87	$26.41
Class A
Net assets	$141,056	$2,858,196	$—
Shares outstanding	6,041	130,846	$—
Net asset value per share	$23.35	$21.84	$—
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$24.71	$23.11	$—
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$178,912,424	$64,884,007	$53,525,481
(2) Cost of foreign currencies	$23,709	$—	$9,720

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued

April 30, 2015 (Unaudited)

	Emerging Markets Real Estate Fund	Global Infrastructure Fund
ASSETS:
Investments, at value(1)	$5,858,636	$231,102,225
Foreign currencies, at value(2)	4,766	129,669
Cash	691	983
Receivable from investment securities sold	239,670	1,215,539
Dividends and interest receivable	16,594	201,544
Receivable from capital shares issued	—	1,084,088
Unrealized appreciation on forward currency contracts	4,510	1,058,547
Due from Adviser	5,708	—
Prepaid expenses and other assets	5,247	21,883
Total assets	6,135,822	234,814,478

LIABILITIES:
Payable for investment securities purchased	33,523	3,195,682
Payable for capital shares redeemed	—	72,856
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	4,804	187,833
Distribution fees (Note 5)	1,521	16,386
Trustee fees	526	6,514
Other	16,873	57,749
Total liabilities	57,247	3,537,020
Net Assets	$6,078,575	$231,277,458

NET ASSETS REPRESENTED BY:
Paid-in-capital	$6,332,373	$199,396,279
Undistributed net investment income	13,761	576,185
Accumulated net realized gain (loss) from investments and foreign currency transactions	(945,643)	6,015,617
Net unrealized appreciation on:
Investments	673,752	24,235,491
Foreign currency translations	4,332	1,053,886
Net Assets	$6,078,575	$231,277,458

Net asset value
Institutional Class
Net assets	$5,416,378	$203,992,445
Shares outstanding	306,625	9,939,042
Net asset value, offering price and redemption price per share*	$17.66	$20.52
Class A
Net assets	$662,197	$27,285,013
Shares outstanding	37,540	1,331,673
Net asset value per share	$17.64	$20.49
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$18.67	$21.68
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$5,184,884	$206,866,734
(2) Cost of foreign currencies	$4,763	$129,670

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations

For the six months ended April 30, 2015 (Unaudited)

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund
INVESTMENT INCOME:
Dividend income	$6,789,742	$2,746,374	$1,243,147
Less: Foreign taxes withheld	(66,233)	(6,650)	(18,003)
Total investment income	6,723,509	2,739,724	1,225,144

EXPENSES:
Investment advisory fee (Note 6)	760,406	602,663	281,849
Transfer agent fees	215,959	92,460	45,423
Accounting and custody fees	53,061	8,014	19,818
Printing and mailing fees	34,755	15,802	9,468
Interest (Note 2)	34,029	13,432	12,537
Audit and tax fees	26,389	17,277	13,794
Registration and filing fees	14,931	15,648	9,676
Administration fee (Note 6)	15,845	12,299	5,873
Trustee fees	12,167	6,727	3,863
Legal fees	13,737	4,880	3,407
Distribution fees - Class A (Note 5)	169	3,506	—
Other fees	17,651	8,511	6,388
Total expenses	1,199,099	801,219	412,096
Net investment income	5,524,410	1,938,505	813,048

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) from:
Investments	(11,444,723)	2,446,961	1,552,065
Foreign currency transactions	2,431,548	(2,125)	1,044,040
Net realized gain/(loss) from investments and foreign currency	(9,013,175)	2,444,836	2,596,105
Change in net unrealized appreciation/(depreciation) on:
Investments	2,696,546	984,479	816,864
Foreign currency translations	(2,462,010)	722	(726,385)
Change in net unrealized appreciation on investments and foreign currency	234,536	985,201	90,479
Net gain/(loss) on investments and foreign currency	(8,778,639)	3,430,037	2,686,584
Increase (decrease) in net assets from operations	$(3,254,229)	$5,368,542	$3,499,632

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued

For the six months ended April 30, 2015 (Unaudited)

	Emerging	Global
	Markets Real	Infrastructure
	Estate Fund	Fund
INVESTMENT INCOME:
Dividend income	$117,668	$5,934,517
Less: Foreign taxes withheld	(4,557)	(137,036)
Interest income	2	242
Total investment income	113,113	5,797,723

EXPENSES:
Investment advisory fee (Note 6)	28,483	1,070,502
Accounting and custody fees	9,586	32,513
Transfer agent fees	4,981	34,167
Registration and filing fees	14,583	21,109
Distribution fees - Class A (Note 5)	845	33,256
Audit and tax fees	9,819	22,608
Administration fee (Note 6)	571	21,418
Printing and mailing fees	1,409	17,584
Trustee fees	423	11,343
Legal fees	928	7,402
Interest (Note 2)	50	466
Other fees	2,103	13,609
Total expenses	73,781	1,285,977
Less: Fee waivers and/or expense reimbursements (Note 6)	(34,435)	—
Net expenses	39,346	1,285,977
Net investment income	73,767	4,511,746

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) from:
Investments	(24,189)	5,302,690
Foreign currency transactions	2,361	2,337,691
Net realized gain/(loss) from investments and foreign currency	(21,828)	7,640,381
Change in net unrealized appreciation/(depreciation) on:
Investments	289,502	(1,113,224)
Foreign currency translations	(935)	(431,271)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency	288,567	(1,544,495)
Net gain on investments and foreign currency	266,739	6,095,886
Increase in net assets from operations	$340,506	$10,607,632

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	International Real Estate Equity Fund
	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
	(Unaudited)
OPERATIONS:
Net investment income	$5,524,410	$423,309
Net realized gain (loss) from:
Investments	(11,444,723)	6,896,920
Foreign currency transactions	2,431,548	644,958
Change in net unrealized appreciation/(depreciation) on:
Investments	2,696,546	(9,652,482)
Foreign currency translations	(2,462,010)	1,211,387
Decrease in net assets from operations	(3,254,229)	(475,908)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	—	(399,726)
Distributions to Class A Shareholders:
From net investment income	—	—
Decrease in net assets from distributions to shareholders	—	(399,726)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	681,352	3,002,371
Dividends reinvested	—	366,356
Redemption fees	370	1,764
Cost of shares redeemed	(20,327,640)	(39,848,948)
Decrease in net assets from capital share transactions	(19,645,918)	(36,478,457)
Net decrease in net assets	(22,900,147)	(37,354,091)

NET ASSETS:
Beginning of period	169,371,517	206,725,608
End of period*	$146,471,370	$169,371,517
* Including undistributed (accumulated) net investment income (loss) of:	$2,187,961	$(3,336,449)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Realty Income & Growth Fund
	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
	(Unaudited)
OPERATIONS:
Net investment income	$1,938,505	$2,843,684
Net realized gain (loss) from:
Investments	2,446,961	1,804,409
Foreign currency transactions	(2,125)	(4,613)
Change in net unrealized appreciation/(depreciation) on:
Investments	984,479	16,359,773
Foreign currency translations	722	(1,084)
Increase in net assets from operations	5,368,542	21,002,169

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(1,955,672)	(2,652,918)
From net realized gain on investments	—	(1,345,262)
Distributions to Class A Shareholders:
From net investment income	(43,760)	(51,895)
From net realized gain on investments	—	(28,558)
Decrease in net assets from distributions to shareholders	(1,999,432)	(4,078,633)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	5,015,088	10,147,042
Dividends reinvested	1,769,574	3,629,157
Redemption fees	1,704	6,982
Cost of shares redeemed	(10,361,903)	(15,247,898)
Decrease in net assets from capital share transactions	(3,575,537)	(1,464,717)
Net increase (decrease) in net assets	(206,427)	15,458,819

NET ASSETS:
Beginning of period	115,424,857	99,966,038
End of period*	$115,218,430	$115,424,857
* Including undistributed net investment income of:	$66,363	$127,290

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Cyclical Advantage Property Fund
	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
	(Unaudited)
OPERATIONS:
Net investment income	$813,048	$638,230
Net realized gain from:
Investments	1,552,065	7,158,144
Foreign currency transactions	1,044,040	330,673
Change in net unrealized appreciation/(depreciation) on:
Investments	816,864	(9,156,123)
Foreign currency translations	(726,385)	566,640
Increase (decrease) in net assets from operations	3,499,632	(462,436)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(1,662,156)	(1,232,961)
Decrease in net assets from distributions to shareholders	(1,662,156)	(1,232,961)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	94,638	567,261
Dividends reinvested	1,635,236	1,210,311
Redemption fees	2	47
Cost of shares redeemed	(1,932,977)	(4,636,090)
Decrease in net assets from capital share transactions	(203,101)	(2,858,471)
Net increase (decrease) in net assets	1,634,375	(4,553,868)

NET ASSETS:
Beginning of period	57,254,486	61,808,354
End of period*	$58,888,861	$57,254,486
* Including undistributed (accumulated) net investment income (loss) of:	$(508,112)	$340,996

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Emerging Markets Real Estate Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014
	(Unaudited)
OPERATIONS:
Net investment income	$73,767	$151,766
Net realized gain (loss) from:
Investments	(24,189)	(742,405)
Foreign currency transactions	2,361	(5,486)
Change in net unrealized appreciation/(depreciation) on:
Investments	289,502	394,899
Foreign currency translations	(935)	5,048
Increase (decrease) in net assets from operations	340,506	(196,178)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(190,847)	(102,193)
From net realized gain on investments	—	(57,004)
Distributions to Class A Shareholders:
From net investment income	(25,990)	(8,882)
From net realized gain on investments	—	(5,932)
Decrease in net assets from distributions to shareholders	(216,837)	(174,011)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	339,417	1,485,628
Dividends reinvested	189,793	170,729
Redemption fees	40	9,658
Cost of shares redeemed	(691,337)	(4,937,898)
Decrease in net assets from capital share transactions	(162,087)	(3,271,883)
Net decrease in net assets	(38,418)	(3,642,072)

NET ASSETS:
Beginning of period	6,116,993	9,759,065
End of period*	$6,078,575	$6,116,993
* Including undistributed net investment income of:	$13,761	$156,831

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Global Infrastructure Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014
	(Unaudited)
OPERATIONS:
Net investment income	$4,511,746	$5,668,445
Net realized gain (loss) from:
Investments	5,302,690	1,241,283
Foreign currency transactions	2,337,691	(330,059)
Change in net unrealized appreciation/(depreciation) on:
Investments	(1,113,224)	9,101,302
Foreign currency translations	(431,271)	1,777,090
Increase in net assets from operations	10,607,632	17,458,061

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(3,457,661)	(5,793,200)
From net realized gain on investments	(1,772,847)	(2,409,615)
Distributions to Class A Shareholders:
From net investment income	(453,276)	(811,945)
From net realized gain on investments	(259,342)	(388,294)
Decrease in net assets from distributions to shareholders	(5,943,126)	(9,403,054)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	39,497,938	97,805,598
Dividends reinvested	3,859,323	6,081,424
Redemption fees	5,839	14,500
Cost of shares redeemed	(29,854,192)	(44,070,456)
Increase in net assets from capital share transactions	13,508,908	59,831,066
Net increase in net assets	18,173,414	67,886,073

NET ASSETS:
Beginning of period	213,104,044	145,217,971
End of period*	$231,277,458	$213,104,044
* Including undistributed (accumulated) net investment income (loss) of:	$576,185	$(24,624)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights

(For a share outstanding throughout each year)

	International Real Estate Equity Fund
	Six Months Ended April 30, 2015		Years Ended October 31,
			2014	2013	2012	2011	2010
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$23.84		$23.87	$22.23	$20.53	$25.75	$22.59
Income from investment operations:
Net investment income (loss)	0.82		(0.09)	(0.35)	0.01	0.30	(0.08)
Net realized and unrealized gain (loss)	(1.19)		0.11	2.09	2.23	(4.84)	4.03
Total from investment operations	(0.37)		0.02	1.74	2.24	(4.54)	3.95
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	—		(0.05)	(0.10)	(0.54)	(0.68)	(0.79)
Total distributions	—		(0.05)	(0.10)	(0.54)	(0.68)	(0.79)
Net asset value per share, end of period	$23.47		$23.84	$23.87	$22.23	$20.53	$25.75
Total return	(1.59	)%(b)	0.08%	7.83%	11.57%	(18.17)%	18.07%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$146,330		$169,226	$206,580	$299,965	$355,433	$608,488
Ratio of total expenses to average net assets (c)	1.58	%(d)	1.60%	1.48%	1.47%	1.37%	1.28%
Ratio of net investment income (loss) to average net assets	7.27	%(d)	0.23%	(0.32)%	0.51%	1.89%	0.32%
Portfolio turnover (e)	14	%(b)	23%	19%	12%	20%	34%

(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense was 1.53% for the six months ended April 30, 2015, and 1.57%, 1.44%, 1.39%, 1.26% and 1.20% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	International Real Estate Equity Fund
	Six Months Ended April 30, 2015		Years Ended October 31,			Period Ended October 31,
			2014		2013	2012 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$23.75		$23.81		$22.19	$17.92
Income from investment operations:
Net investment income (loss)	0.77		(0.00	)(b)	(0.12)	0.08
Net realized and unrealized gain (loss)	(1.17)		(0.06)		1.79	4.19
Total from investment operations	(0.40)		(0.06)		1.67	4.27
Redemption fees	0.00	(b)	0.00	(b)	0.00 (b)	—
Less distributions:
From net investment income	—		—		(0.05)	—
Total distributions	—		—		(0.05)	—
Net asset value per share, end of period	$23.35		$23.75		$23.81	$22.19
Total return	(1.68	)%(c)	(0.25)%		7.53%	23.83	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$141		$146		$146	$128
Ratio of total expenses to average net assets (d)	1.83	%(e)	1.85%		1.73%	1.72	%(e)
Ratio of net investment income (loss) to average net assets	6.78	%(e)	—%		(0.46)%	0.48	%(e)
Portfolio turnover (f)	14	%(c)	23%		19%	12%

(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense was 1.78% for the six months ended April 30, 2015, 1.82% and 1.69% for the year ended October 31, 2014 and 2013, respectively, and 1.64% for the period ended October 31, 2012.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Realty Income & Growth Fund
	Six Months Ended April 30, 2015		Years Ended October 31,
			2014	2013	2012	2011	2010
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$21.29		$18.17	$17.37	$15.56	$14.79	$10.89
Income from investment operations:
Net investment income	0.36		0.52	0.54	0.46	0.48	0.56
Net realized and unrealized gain	0.60		3.35	1.01	2.07	1.01	4.06
Total from investment operations	0.96		3.87	1.55	2.53	1.49	4.62
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.38)		(0.50)	(0.65)	(0.72)	(0.72)	(0.65)
From net realized gains	—		(0.25)	(0.10)	—	—	(0.07)
Total distributions	(0.38)		(0.75)	(0.75)	(0.72)	(0.72)	(0.72)
Net asset value per share, end of period	$21.87		$21.29	$18.17	$17.37	$15.56	$14.79
Total return	4.44	%(b)	21.90%	9.02%	16.44%	10.23%	43.51%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$112,360		$112,984	$98,798	$106,304	$101,322	$108,941
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.32	%(d)	1.47%	1.50%	1.41%	1.32%	1.34%
After waivers and/or expense reimbursements (e)	1.32	%(d)	1.42%	1.43%	1.41%	1.32%	1.34%
Ratio of net investment income to average net assets	3.22	%(d)	2.71%	2.99%	2.73%	3.09%	4.24%
Portfolio turnover (f)	10	%(b)	32%	33%	28%	59%	70%

(a)	The amount is less than $0.005 per share.

(b)	Not annualized.

(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.30% for the six months ended April 30, 2015, and 1.40%, 1.42%, 1.33%, 1.23% and 1.24% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(d)	Annualized.

(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.30% for the six months ended April 30, 2015, and 1.35%, 1.35%, 1.33%, 1.23%, and 1.24% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Realty Income & Growth Fund
	Six Months Ended April 30, 2015		Years Ended		Period Ended October 31, 2012 (a)
			October 31,
			2014	2013
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$21.26		$18.16	$17.35	$15.60
Income from investment operations:
Net investment income	0.33		0.46	0.59	0.32
Net realized and unrealized gain	0.60		3.34	0.93	1.95
Total from investment operations	0.93		3.80	1.52	2.27
Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)
Less distributions:
From net investment income	(0.35)		(0.45)	(0.61)	(0.52)
From net realized gains	—		(0.25)	(0.10)	—
Total distributions	(0.35)		(0.70)	(0.71)	(0.52)
Net asset value per share, end of period	$21.84		$21.26	$18.16	$17.35
Total return	4.32	%(c)	21.51%	8.85%	14.53	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$2,858		$2,441	$1,168	$115
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	1.57	%(e)	1.72%	1.75%	1.66	%(e)
After waivers and/or expense reimbursements (f)	1.57	%(e)	1.67%	1.67%	1.66	%(e)
Ratio of net investment income to average net assets	2.92	%(e)	2.42%	3.00%	2.18	%(e)
Portfolio turnover (g)	10	%(c)	32%	33%	28%

(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.55% for the six months ended April 30, 2015, 1.65% and 1.67% for the years ended October 31, 2014 and 2013, respectively, and 1.58% for the period ended October 31, 2012.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.55% for the six months ended April 30, 2015, 1.60% and 1.59% for the years ended October 31, 2014 and 2013, respectively, and 1.58% for the period ended October 31, 2012.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Cyclical Advantage Property Fund
	Six Months Ended April 30, 2015
			Years Ended
			October 31,
			2014	2013	2012	2011	2010
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$25.61		$26.33	$23.64	$18.13	$20.27	$16.65
Income from investment operations:
Net investment income	0.37		0.28	0.49	0.07	0.07	0.09
Net realized and unrealized gain (loss)	1.18		(0.47)	2.41	5.53	(2.12)	3.77
Total from investment operations	1.55		(0.19)	2.90	5.60	(2.05)	3.86
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income		(0.75)	(0.53)	(0.21)	(0.09)	(0.09)	(0.24)
Total distributions		(0.75)	(0.53)	(0.21)	(0.09)	(0.09)	(0.24)
Net asset value per share, end of period	$26.41		$25.61	$26.33	$23.64	$18.13	$20.27
Total return	6.31	%(b)	(0.70)%	12.33%	31.11%	(10.19)%	23.36%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$58,889		$57,254	$61,808	$59,624	$49,090	$62,044
Ratio of total expenses to average net assets (c)	1.46	%(d)	1.53%	1.43%	1.51%	1.38%	1.32%
Ratio of net investment income to average net assets	2.88	%(d)	1.09%	1.90%	0.41%	0.36%	0.51%
Portfolio turnover	18	%(b)	42%	60%	24%	59%	90%

(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense was 1.42% for the six months ended April 30, 2015, and 1.46%, 1.41%, 1.50%, 1.35% and 1.30% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Emerging Markets Real Estate Fund
	Six Months Ended April 30, 2015
			Years Ended
			October 31,
			2014	2013	2012	2011	2010
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$17.30		$17.37	$17.16	$14.68	$19.20	$17.03
Income from investment operations:
Net investment income	0.23		0.50	0.25	0.12	0.40	0.27
Net realized and unrealized gain (loss)	0.77		(0.18)	0.13	2.36	(3.47)	3.43
Total from investment operations	1.00		0.32	0.38	2.48	(3.07)	3.70
Redemption fees	0.00	(a)	0.03	0.04	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income		(0.64)	(0.27)	(0.21)	—	(0.08)	(0.87)
From net realized gains	—		(0.15)	—	—	(1.37)	(0.66)
Total distributions		(0.64)	(0.42)	(0.21)	—	(1.45)	(1.53)
Net asset value per share, end of period	$17.66		$17.30	$17.37	$17.16	$14.68	$19.20
Total return	6.16	%(b)	2.29%	2.36%	16.89%	(17.52)%	23.53%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,416		$5,332	$9,051	$4,288	$4,289	$3,269
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	2.57	%(d)	2.38%	2.35%	2.95%	2.42%	2.68%
After waivers and/or expense reimbursements (e)	1.35	%(d)	1.36%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	2.61	%(d)	2.39%	1.22%	0.97%	0.54%	0.13%
Portfolio turnover (f)	41	%(b)	117%	120%	102%	58%	77%

(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 2.57% for the six months ended April 30, 2015, and 2.37%, 2.35%, 2.95%, 2.42% and 2.68% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35% for the six months ended April 30, 2015, and 1.35%, 1.35%, 1.35%, 1.35%, and 1.35% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Emerging Markets Real Estate Fund
	Six Months Ended April 30, 2015				Period Ended October 31, 2012 (a)
			Years Ended
			October 31,
			2014	2013
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$17.25		$17.32	$17.13	$13.45
Income from investment operations:
Net investment income	0.22		0.39	0.05	0.13
Net realized and unrealized gain (loss)	0.77		(0.11)	0.29	3.55
Total from investment operations	0.99		0.28	0.34	3.68
Redemption fees	0.00	(b)	0.02	0.03	0.00	(b)
Less distributions:
From net investment income	(0.60)		(0.22)	(0.18)	—
From net realized gains	—		(0.15)	—	—
Total distributions	(0.60)		(0.37)	(0.18)	—
Net asset value per share, end of period	$17.64		$17.25	$17.32	$17.13
Total return	0.27	%(c)	2.01%	2.10%	27.36	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$662		$785	$708	$140
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	2.82	%(e)	2.63%	2.60%	3.01	%(e)
After waivers and/or expense reimbursements (f)	1.60	%(e)	1.61%	1.60%	1.61	%(e)
Ratio of net investment income to average net assets	2.44	%(e)	2.49%	0.93%	1.05	%(e)
Portfolio turnover (g)	41	%(c)	117%	120%	102%

(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 2.82% for the six months ended April 30, 2015, 2.63% and 2.60% for the years ended October 31, 2014 and 2013, respectively, and 3.01% for the period ended October 31, 2012.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.60% for the six months ended April 30, 2015, 1.60% and 1.60% for the years ended October 31, 2014 and 2013, respectively, and 1.61% for the period ended October 31, 2012.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Global Infrastructure Fund
	Six Months Ended April 30, 2015
			Years Ended
			October 31,
			2014	2013	2012	2011	2010
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$20.14		$19.24	$15.93	$14.32	$15.98	$13.38
Income from investment operations:
Net investment income	0.60		0.60	0.71	0.65	0.61	0.43
Net realized and unrealized gain (loss)	0.33		1.36	3.25	1.60	(0.72)	3.40
Total from investment operations	0.93		1.96	3.96	2.25	(0.11)	3.83
Redemption fees	0.00	(a)	0.00 (a)	0.01	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income		(0.36)	(0.71)	(0.66)	(0.64)	(0.99)	(0.20)
From net realized gains		(0.19)	(0.35)	—	—	(0.55)	(1.03)
Tax return of capital	—		—	—	—	(0.01)	—
Total distributions		(0.55)	(1.06)	(0.66)	(0.64)	(1.55)	(1.23)
Net asset value per share, end of period	$20.52		$20.14	$19.24	$15.93	$14.32	$15.98
Total return	4.79	%(b)	10.52%	25.35%	16.09%	(1.03)%	30.23%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$203,992		$185,904	$125,277	$46,998	$29,028	$2,245
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.17	%(d)	1.21%	1.24%	1.33%	1.59%	3.03%
After waivers and/or expense reimbursements (e)	1.17	%(d)	1.21%	1.24%	1.33%	1.35%	1.35%
Ratio of net investment income to average net assets	4.24	%(d)	3.14%	4.18%	4.30%	4.17%	3.40%
Portfolio turnover (f)	53	%(b)	109%	147%	148%	189%	402%

(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.17% for the six months ended April 30, 2015, and 1.21%, 1.24%, 1.33%, 1.59% and 3.03% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.17% for the six months ended April 30, 2015, and 1.21%, 1.24%, 1.33%, 1.35%, and 1.35% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Global Infrastructure Fund
	Six Months Ended April 30, 2015				Period Ended October 31, 2012 (a)
			Years Ended
			October 31,
			2014	2013
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$20.11		$19.22	$15.92	$13.91
Income from investment operations:
Net investment income	0.40		0.57	0.69	0.43
Net realized and unrealized gain	0.51		1.34	3.22	2.04
Total from investment operations	0.91		1.91	3.91	2.47
Redemption fees	0.00	(b)	0.00 (b)	0.01	0.00	(b)
Less distributions:
From net investment income		(0.34)	(0.67)	(0.62)		(0.46)
From net realized gains		(0.19)	(0.35)	—	—
Total distributions		(0.53)	(1.02)	(0.62)		(0.46)
Net asset value per share, end of period	$20.49		$20.11	$19.22	$15.92
Total return	4.66	%(c)	10.22%	25.04%	17.94	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$27,285		$27,200	$19,941	$1,721
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.42	%(d)	1.46%	1.49%	1.67	%(d)
After waivers and/or expense reimbursements	1.42	%(d)	1.46%	1.49%	1.60	%(d)
Ratio of net investment income to average net assets	4.01	%(d)	2.92%	3.67%	3.67	%(d)
Portfolio turnover (e)	53	%(c)	109%	147%		148%

(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
April 30, 2015 (Unaudited)

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund and Alpine Global Infrastructure Fund are five separate series of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). The Alpine International Real Estate Equity Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund and Alpine Global Infrastructure Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine International Real Estate Equity Fund seeks long-term capital growth. Current income is a secondary objective. Alpine Realty Income & Growth Fund seeks a high level of current income. Capital appreciation is a secondary objective. Alpine Cyclical Advantage Property Fund seeks long-term capital growth. Current income is a secondary objective. Alpine Emerging Markets Real Estate Fund seeks capital appreciation. Current income is a secondary objective. Alpine Global Infrastructure Fund seeks capital appreciation. Current income is a secondary objective.

Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Funds offer Institutional Class and Class A shares, except for Cyclical Advantage Property Fund which has only the Institutional Class shares. Institutional Class shares are sold without a sales charge. Class A shares have an initial sales charge which may be waived under certain conditions as described in the Funds’ prospectus. Class A shares may be subject to Contingent Deferred Sales Charges (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities, except that Class A shares bear certain expenses related to the distribution fee of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Funds’ NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities, are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. These investments are categorized as Level 2 of the fair value hierarchy. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of less than one year are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAVs are not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ NAVs are calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

As of April 30, 2015, the International Real Estate Equity Fund held securities that were fair valued, which comprised 3.3% of the Fund’s net assets.

Fair Value Measurement:

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

• Level 1 —	Unadjusted quoted prices in active markets for identical investments.
• Level 2 —	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).
• Level 3 —	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under GAAP.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

For certain Level 3 investments the Adviser may perform due diligence that may include visiting a company’s largest projects, meeting with the company’s management team, and having discussions with company management regarding the operation of its business. The Adviser considers all of this information in the determination of fair value. International Real Estate Equity Fund has retained a third-party independent valuation firm to provide input on the methodology to value a particular investment and the range of its values.

The following is a summary of the inputs used to value the Funds’ assets and liabilities carried at fair value as of April 30, 2015:

	Valuation Inputs
International Real Estate Equity Fund *	Level 1	Level 2	Level 3	Total Value
Common Stocks
Asia	$62,437,879	$3,953,061	$4,578,756	$70,969,696
Europe	56,037,612	—	258,460	56,296,072
North & South America	14,703,175	731,957	—	15,435,132
Equity-Linked Structured Notes	627,993	3,829,936	—	4,457,929
Investment Companies	709,474	—	—	709,474
Rights	—	91,625	—	91,625
Warrants	—	3,400	—	3,400
Total	$134,516,133	$8,609,979	$4,837,216	$147,963,328

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$105,024	$—	$105,024
Liabilities
Forward Currency Contracts	—	(1,365,307)	—	(1,365,307)
Total	$—	$(1,260,283)	$—	$(1,260,283)

	Valuation Inputs
Realty Income & Growth Fund *	Level 1	Level 2	Level 3	Total Value
Real Estate Investment Trusts	$113,937,435	$—	$—	$113,937,435
Common Stocks	2,700,471	—	—	2,700,471
Preferred Stocks	1,496,867	—	—	1,496,867
Total	$118,134,773	$—	$—	$118,134,773

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2015 (Unaudited)

	Valuation Inputs
Cyclical Advantage Property Fund *	Level 1	Level 2	Level 3	Total Value
Common Stocks
Asia	$21,984,626	$1,189,042	$—	$23,173,668
Europe	11,240,028	—	—	11,240,028
North & South America	22,122,705	—	—	22,122,705
Equity-Linked Structured Notes	—	2,636,958	—	2,636,958
Rights	—	36,650	—	36,650
Warrants	—	1,563	—	1,563
Total	$55,347,359	$3,864,213	$—	$59,211,572

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$44,896	$—	$44,896
Liabilities
Forward Currency Contracts	—	(187,358)	—	(187,358)
Total	$—	$(142,462)	$—	$(142,462)

	Valuation Inputs
Emerging Markets Real Estate Fund *	Level 1	Level 2	Level 3	Total Value
Common Stocks
Asia	$3,693,205	$260,772	$—	$3,953,977
Europe	234,139	—	—	234,139
Middle East/Africa	317,808	—	—	317,808
North & South America	619,887	17,753	—	637,640
Equity-Linked Structured Notes	—	473,683	—	473,683
Convertible Bonds	—	265	—	265
Rights	—	3,124	—	3,124
Short-Term Investments	—	238,000	—	238,000
Total	$4,865,039	$993,597	$—	$5,858,636

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$4,510	$—	$4,510
Total	$—	$4,510	$—	$4,510

	Valuation Inputs
Global Infrastructure Fund *	Level 1	Level 2	Level 3	Total Value
Common Stocks
Asia	$34,664,278	$3,263,320	$—	$37,927,598
Europe	67,620,573	—	—	67,620,573
North & South America	109,037,611	—	—	109,037,611
Equity-Linked Structured Notes	—	5,836,443	—	5,836,443
Short-Term Investments	—	10,680,000	—	10,680,000
Total	$211,322,462	$19,779,763	$—	$231,102,225

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2015 (Unaudited)

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$1,058,547	$—	$1,058,547
Total	$—	$1,058,547	$—	$1,058,547

*	For detailed country and sector descriptions, see accompanying Schedule of Portfolio Investments.

For the period ended April 30, 2015, there were no transfers between Level 1, Level 2 and Level 3.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Real Estate Equity Fund
Balance as of October 31, 2014	$12,451,624
Realized gain (loss)	—
Change in net unrealized depreciation*	(7,614,408)
Purchases	—
Sales	—
Transfers in to Level 3**	—
Transfers out of Level 3**	—
Balance as of April 30, 2015	$4,837,216

Change in net unrealized depreciation on Level 3 holdings held at period end	$(7,614,408)

*	Statements of Operations Location: Change in net unrealized appreciation/(depreciation) on investments.
**	The Funds recognize transfers as of the beginning of the period.

The following table shows the valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments, as of April 30, 2015:

International Real Estate Equity Fund

Asset	Fair Value at 04/30/15		Significant Valuation Technique	Significant Unobservable Input	Range of Values	Weighted Average	Relationship Between Fair Value and Input: If Input Value Increases Then:
Common Stock	$4,543,598	*+	The Market Approach	Liquidity Discount	20%	20.0%	Fair Value would Decrease
				Total Enterprise Value / Revenue	1.54x to 2.12x	1.83x	Fair Value would Increase
				Price / Book	0.99x to 1.35x	1.17x	Fair Value would Increase
Common Stock	$258,460	*	Adjusted Book Value	Discount to NAV	50%	50%	Fair Value would Decrease
Common Stock	$35,157	*	Adjusted Book Value	Liquidity Discount	99%	99%	Fair Value would Decrease

+	The valuation methodology changed from the prior period. The prior methodology averaged an equal weighting of the company’s reported book value and the terminal value of the company’s projected cash flows, taking into consideration the potential for a public offering of the company’s shares. The new methodology does not take a potential public offering into consideration. The change in methodology was made to reflect a change in the Adviser’s view regarding the prospects of a public offering of the company’s shares.
*	Represents a single security, as of April 30, 2015. As a result, the range of values and weighted average for each unobservable input refer to a single value.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

The significant unobservable inputs used in the fair value measurement of common stocks is liquidity discounts, total enterprise value/revenue, total enterprise value/earnings before interest & taxes, price/book, adjusted weighted average cost of capital and discount to NAV. Other market indicators are also considered. Changes in any of those inputs would result in lower or higher fair value measurement.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Line of Credit and Custody Overdrafts:

On December 1, 2010, the Trust entered into a lending agreement with BNP Paribas through its New York branch (“BNPP NY”). Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. The terms of the lending agreement indicate the rate to be the Fed Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides secured, uncommitted lines of credit for the Funds where selected Funds assets are pledged against advances made to the respective Fund. Each Fund has granted a security interest in all pledged assets used as collateral to the BNPP Facility. Each Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, each of the following Funds is permitted to borrow up to 10% of its respective total assets for investment purposes but in no case shall any Fund’s total outstanding borrowings exceed 33.33% of its total assets. Either BNPP NY or the Funds may terminate this agreement upon delivery of written notice. For the period ended April 30, 2015, the average interest rate paid on outstanding borrowings under the line of credit was 1.06%, 1.07%, 1.06%, 1.06% and 1.07% for the International Real Estate Equity Fund, Realty Income & Growth Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund, respectively. The Funds may also incur interest expense on custody overdraft charges.

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund
Total line of credit amount available for investment purposes at April 30, 2015	$15,284,452	$11,858,761	$5,989,469	$613,582	$23,481,448
Line of credit outstanding at April 30, 2015	4,256,189	2,945,019	405,339	—	—
Line of credit amount unused at April 30, 2015	11,028,263	8,913,742	5,584,130	613,582	23,481,448
Average balance outstanding during the period	6,379,010	2,506,712	2,348,040	9,370	86,407
Maximum balance outstanding during the period	16,613,217	4,757,721	5,831,398	153,328	2,883,156
Interest expense incurred on line of credit during the period	34,029	13,432	12,537	50	466
Interest expense incurred on custody overdrafts during the period	—	9	3	—	42

The line of credit outstanding as of April 30, 2015 approximates its fair value and would be categorized at Level 2.

D. Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies, and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2015, no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2015, open Federal and New York tax years include the tax years ended October 31, 2011 through 2014. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

E. Distributions to Shareholders:

Each Fund intends to distribute all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the Funds based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Class A shares.

G. Foreign Currency Translation Transactions:

The International Real Estate Equity Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund may invest without limitation in foreign securities. The Realty Income & Growth Fund may invest up to 35% of its net assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities. International Real Estate Equity Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund held three, five, nine and two equity-linked structured notes, respectively, as of April 30, 2015.

J. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds’ forward contracts are not subject to a master netting agreement or similar agreement. During the period ended April 30, 2015, the International Real Estate Equity Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund entered into six, five, three and two forward contracts, respectively.

The following forward contracts were held as of April 30, 2015:

International Real Estate Equity Fund

Description	Counterparty	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Gain/(Loss)
Contracts Sold:
Euro	State Street Bank and Trust Company	09/16/15	7,400,000 EUR	$8,014,200	$8,325,046	$(310,846)
British Pound	State Street Bank and Trust Company	06/25/15	20,000,000 GBP	29,634,600	30,689,061	(1,054,461)
Japanese Yen	State Street Bank and Trust Company	06/25/15	1,310,000,000 JPY	11,082,535	10,977,511	105,024
					$49,991,618	$(1,260,283)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

Cyclical Advantage Property Fund

Description	Counterparty	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Gain/(Loss)
Contracts Sold:
Euro	State Street Bank and Trust Company	09/16/15	1,950,000 EUR	$2,111,850	$2,193,762	$(81,912)
British Pound	State Street Bank and Trust Company	06/25/15	2,000,000 GBP	2,963,460	3,068,906	(105,446)
Japanese Yen	State Street Bank and Trust Company	06/25/15	560,000,000 JPY	4,737,572	4,692,676	44,896
					$9,955,344	$(142,462)

Emerging Markets Real Estate Fund

Description	Counterparty	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Gain/(Loss)
Contracts Purchased:
Euro	State Street Bank and Trust Company	06/25/15	5,000 EUR	$5,495	$5,618	$123
					$5,618	$123
Contracts Sold:
Euro	State Street Bank and Trust Company	06/25/15	105,000 EUR	$122,365	$117,978	$4,387
					$117,978	$4,387

Global Infrastructure Fund

Description	Counterparty	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Gain
Contracts Sold:
Euro	State Street Bank and Trust Company	06/25/15	15,500,000 EUR	$18,474,295	$17,415,748	$1,058,547
					$17,415,748	$1,058,547

K. Derivative Instruments and Hedging Activities:

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Assets and Liabilities and Statements of Operations as of and for the period ended April 30, 2015. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Funds’ derivatives and hedging activities during the period.

The effect of derivative instruments in the Statements of Assets and Liabilities as of April 30, 2015:

International Real Estate Equity Fund

Derivatives	Statements of Assets and Liabilities Location	Unrealized Appreciation/(Depreciation)
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$105,024
Foreign exchange risk	Unrealized depreciation on forward currency contracts	(1,365,307)
		$(1,260,283)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

Cyclical Advantage Property Fund

Derivatives	Statements of Assets and Liabilities Location	Unrealized Appreciation/(Depreciation)
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$44,896
Foreign exchange risk	Unrealized depreciation on forward currency contracts	(187,358)
		$(142,462)

Emerging Markets Real Estate Fund

Derivatives	Statements of Assets and Liabilities Location	Unrealized Appreciation/(Depreciation)
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$4,510

Global Infrastructure Fund

Derivatives	Statements of Assets and Liabilities Location	Unrealized Appreciation
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$1,058,547

The effect of derivative instruments in the Statements of Operations for the period ended April 30, 2015:

International Real Estate Equity Fund

Derivatives	Statements of Operations Location	Net Realized Gain	Unrealized Depreciation
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions/Change in net unrealized appreciation/(depreciation) on foreign currency translations	$2,400,190	$(2,473,060)

Cyclical Advantage Property Fund

Derivatives	Statements of Operations Location	Net Realized Gain	Unrealized Depreciation
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions/Change in net unrealized appreciation/(depreciation) on foreign currency translations	$1,019,439	$(726,392)

Emerging Markets Real Estate Fund

Derivatives	Statements of Operations Location	Net Realized Gain/(Loss)	Unrealized Appreciation
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions/Change in net unrealized appreciation/(depreciation) on foreign currency translations	$—	$4,510

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2015 (Unaudited)

Global Infrastructure Fund

Derivatives	Statements of Operations Location	Net Realized Gain	Unrealized Depreciation
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions/Change in net unrealized appreciation/(depreciation) on foreign currency translations	$2,362,017	$(429,828)

L. Redemption Fees:

The Funds of the Alpine Equity Trust impose a redemption fee of 1% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

International Real Estate Equity Fund

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	29,864	$676,754	129,030	$3,001,722
Shares issued in reinvestment of dividends	—	—	15,832	366,356
Redemption fees	—	370	—	1,764
Shares redeemed	(891,842)	(20,320,215)	(1,701,229)	(39,848,948)
Total net change	(861,978)	$(19,643,091)	(1,556,367)	$(36,479,106)
Class A
Shares sold	206	$4,598	27	$649
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	—	—	—
Shares redeemed	(311)	(7,425)	—	—
Total net change	(105)	$(2,827)	27	$649

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2015 (Unaudited)

Realty Income & Growth Fund

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	202,715	$4,585,545	470,247	$9,049,768
Shares issued in reinvestment of dividends	76,833	1,729,774	188,120	3,551,116
Redemption fees	—	1,662	—	6,834
Shares redeemed	(449,481)	(10,265,552)	(787,237)	(14,956,430)
Total net change	(169,933)	$(3,948,571)	(128,870)	$(2,348,712)
Class A
Shares sold	18,634	$429,543	60,631	$1,097,274
Shares issued in reinvestment of dividends	1,768	39,800	4,128	78,041
Redemption fees	—	42	—	148
Shares redeemed	(4,338)	(96,351)	(14,316)	(291,468)
Total net change	16,064	$373,034	50,443	$883,995

Cyclical Advantage Property Fund

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	3,723	$94,638	22,089	$567,261
Shares issued in reinvestment of dividends	67,018	1,635,236	47,482	1,210,311
Redemption fees	—	2	—	47
Shares redeemed	(76,256)	(1,932,977)	(181,517)	(4,636,090)
Total net change	(5,515)	$(203,101)	(111,946)	$(2,858,471)

Emerging Markets Real Estate Fund

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	16,879	$276,704	77,503	$1,256,776
Shares issued in reinvestment of dividends	10,277	164,328	10,210	157,788
Redemption fees	—	35	—	8,873
Shares redeemed	(28,774)	(471,972)	(300,530)	(4,765,455)
Total net change	(1,618)	$(30,905)	(212,817)	$(3,342,018)
Class A
Shares sold	3,865	$62,713	14,160	$228,852
Shares issued in reinvestment of dividends	1,593	25,465	837	12,941
Redemption fees	—	5	—	785
Shares redeemed	(13,434)	(219,365)	(10,339)	(172,443)
Total net change	(7,976)	$(131,182)	4,658	$70,135

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2015 (Unaudited)

Global Infrastructure Fund
	Six Months Ended		Year Ended
	April 30, 2015		October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	1,821,638	$35,937,435	4,515,044	$88,313,233
Shares issued in reinvestment of dividends	169,541	3,308,730	264,123	5,139,124
Redemption fees	—	5,097	—	12,604
Shares redeemed	(1,282,197)	(25,334,725)	(2,058,798)	(39,830,494)
Total net change	708,982	$13,916,537	2,720,369	$53,634,467
Class A
Shares sold	180,805	$3,560,503	479,034	$9,492,365
Shares issued in reinvestment of dividends	28,257	550,593	48,609	942,300
Redemption fees	—	742	—	1,896
Shares redeemed	(230,142)	(4,519,467)	(212,481)	(4,239,962)
Total net change	(21,080)	$(407,629)	315,162	$6,196,599

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2015 are as follows:

	Purchases	Sales
International Real Estate Equity Fund	$22,965,840	$43,538,888
Realty Income & Growth Fund	12,571,908	15,457,716
Cyclical Advantage Property Fund	10,592,489	13,042,982
Emerging Markets Real Estate Fund	2,364,618	3,232,103
Global Infrastructure Fund	120,870,396	110,118,505

The Funds did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2015.

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. Each of the Funds, except for the Cyclical Advantage Property Fund, has adopted distribution and servicing plans (the “Plans”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of the average daily net assets of the Class A shares of the Funds. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. International Real Estate Equity Fund, Realty Income & Growth Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund incurred $169, $3,506, $845 and $33,256, respectively, pursuant to the Plans for the period ended April 30, 2015.

The Plans for the Funds may be terminated at any time by a majority vote of the members of the Board of the Equity Trust who are not “interested persons,” as defined by the 1940 Act, or by vote of a majority of the outstanding voting shares of the respective Fund.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

6.	Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

The Adviser provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Realty Income & Growth Fund and the Cyclical Advantage Property Fund, the Adviser is entitled to an annual fee based on each Fund’s average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

The Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the International Real Estate Equity Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, where applicable, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.60%, of the respective Fund’s Class A shares average daily net assets, and 1.35% of the respective Fund’s Institutional Class shares average daily net assets. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Funds to exceed such cap on expenses. For the period ended April 30, 2015, the Adviser waived investment advisory fees and other expenses totaling $34,435 for the Emerging Markets Real Estate Fund. The expense limitations will remain in effect for the Funds through March 1, 2016 unless and until the Board of the Equity Trust approves their modification or termination with respect to the Funds. Waived expenses subject to potential recovery by year of expiration are as follows:

	Realty Income &	Emerging Markets	Global
Years of Expiration	Growth Fund	Real Estate Fund	Infrastructure Fund

10/31/2015	$ —	$65,965	$—
10/31/2016	69,202	76,551	—
10/31/2017	32,083	39,766	—
10/31/2018	—	34,435	—

The Adviser makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2, 2012, the Board approved, subject to certain limitations, the reimbursement to the Adviser by the appropriate Fund, of up to a certain percentage of such fees paid by the Adviser to intermediaries that provide omnibus account services, sub-accounting services, and/or networking services. Reimbursement of these fees are subject to review by the Board and are included in the transfer agent fees in the Statements of Operations. The International Real Estate Fund, Realty Income & Growth Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund incurred $150,281, $56,257, $20,846, $887 and $7,347, respectively, in reimbursements to the Adviser.

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. SSBT, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. SSBT also serves as the administrator for the Equity Trust. SSBT, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Equity Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Equity Trust. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

7.	Transactions with Affiliates:

The following issuer is affiliated with the International Real Estate Equity Fund; that is, the Fund held 5% or more of the outstanding voting securities of the issuer during the period ended April 30, 2015. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuer is:

	Shares at			Shares at	Value at	Realized	Dividend
Issuer Name	October 31, 2014	Purchases	Sales	April 30, 2015	April 30, 2015	Loss	Income
Yatra Capital, Ltd.*	5,090,232	—	(4,972,072)	118,160	$728,391	$(8,772,979)	$—

* This security was not affiliated at April 30, 2015.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

8.	Concentration of Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

9.	Federal Income Tax Information:

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund
Undistributed ordinary income	$—	$127,290	$1,291,912
Accumulated capital loss	(1,088,456,829)	—	(45,236,073)
Unrealized appreciation/(depreciation)	(37,322,290)	48,314,425	3,899,850
Total	$(1,125,779,119)	$48,441,715	$(40,044,311)

	Emerging Markets Real Estate Fund	Global Infrastructure Fund
Undistributed ordinary income	$157,965	$1,437,725
Undistributed long-term capital gain	—	592,707
Accumulated capital loss	(686,155)	—
Unrealized appreciation/(depreciation)	150,723	25,186,241
Total	$(377,467)	$27,216,673

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2014, the effects of certain differences were reclassified as follows:

Fund	Capital stock	Accumulated net investment income	Accumulated net realized losses
International Real Estate Equity Fund	$(2,225,039)	$2,242,546	$(17,507)
Realty Income & Growth Fund	194,171	1,362,239	(1,556,410)
Cyclical Advantage Property Fund	—	321,005	(321,005)
Emerging Markets Real Estate Fund	—	13,388	(13,388)
Global Infrastructure Fund	—	357,148	(357,148)

As of April 30, 2015, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation/ (depreciation)
International Real Estate Equity Fund	$178,912,424	$34,689,987	$(65,639,083)	$(30,949,096)
Realty Income & Growth Fund	64,884,007	54,086,884	(836,118)	53,250,766
Cyclical Advantage Property Fund	53,525,481	10,161,368	(4,475,277)	5,686,091
Emerging Markets Real Estate Fund	5,184,884	1,004,893	(331,141)	673,752
Global Infrastructure Fund	206,866,734	36,534,029	(12,298,538)	24,235,491

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

The tax character of distributions paid during the year ended October 31, 2014 were as follows:

2014
International Real Estate Equity Fund
Ordinary income	$399,726
Long-term capital gain	—
Total	$399,726
Realty Income & Growth Fund
Ordinary income	$2,704,813
Long-term capital gain	1,373,820
Total	$4,078,633
Cyclical Advantage Property Fund
Ordinary income	$1,232,961
Long-term capital gain	—
Total	$1,232,961
Emerging Markets Real Estate Fund
Ordinary income	$111,075
Long-term capital gain	62,936
Total	$174,011
Global Infrastructure Fund
Ordinary income	$7,831,945
Long-term capital gain	1,571,109
Total	$9,403,054

During the year ended October 31, 2014, the International Real Estate Equity Fund and Cyclical Advantage Property Fund utilized $8,551,876 and $7,797,767 of capital loss carryovers, respectively. Capital loss carryovers as of October 31, 2014 are as follows:

	International Real	Realty Income &	Cyclical Advantage
Expiration Date	Estate Equity Fund	Growth Fund	Property Fund
10/31/2016	$384,892,332	$—	$10,211,476
10/31/2017	$546,087,879	$—	$26,502,747
10/31/2018	$65,121,028	$—	$8,521,849
10/31/2019	$63,938,162	$—	$—

	Emerging Markets	Global
Expiration Date	Real Estate Fund	Infrastructure Fund
10/31/2016	$—	$—
10/31/2017	$—	$—
10/31/2018	$—	$—
10/31/2019	$—	$—

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (“the Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Capital loss carryover as of October 31, 2014 with no expiration are as follows:

Fund	Short-Term	Long-Term
International Real Estate Equity Fund	$—	$28,417,428
Emerging Markets Real Estate Fund	$686,155	$—

10.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11 Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)
April 30, 2015

Fund expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on November 1, 2014 and held for the six months ended April 30, 2015.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

International Real Estate Equity Fund

Based on actual total return(1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	(1.59)%	$1,000.00	$984.10	1.58%	$7.77

Class A	(1.68)%	$1,000.00	$983.20	1.83%	$9.00

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,016.96	1.58%	$7.90

Class A	5.00%	$1,000.00	$1,015.72	1.83%	$9.15

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)—Continued
April 30, 2015

Realty Income & Growth Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	4.44%	$1,000.00	$1,044.40	1.32%	$6.69

Class A	4.32%	$1,000.00	$1,043.20	1.57%	$7.95

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.25	1.32%	$6.61

Class A	5.00%	$1,000.00	$1,017.01	1.57%	$7.85

Cyclical Advantage Property Fund

Based on actual total return (1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	6.31%	$1,000.00	$1,063.10	1.46%	$7.47

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,017.56	1.46%	$7.30

Emerging Markets Real Estate Fund

Based on actual total return (1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	6.16%	$1,000.00	$1,061.60	1.35%	$6.90

Class A	0.27%	$1,000.00	$1,002.70	1.60%	$7.94

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.10	1.35%	$6.76

Class A	5.00%	$1,000.00	$1,016.86	1.60%	$8.00

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)—Continued
April 30, 2015

Global Infrastructure Fund

Based on actual total return (1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	4.79%	$1,000.00	$1,047.90	1.17%	$5.94

Class A	4.66%	$1,000.00	$1,046.60	1.42%	$7.21

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.99	1.17%	$5.86

Class A	5.00%	$1,000.00	$1,017.75	1.42%	$7.10

(1)	For the six months ended April 30, 2015.
(2)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.
(4)	Hypothetical expense examples assume a 5% return over a hypothetical day period.

Alpine Mutual Funds

Additional Information (Unaudited)
April 30, 2015

Approval of Investment Management Agreements

In the weeks leading up to the Meeting of the Board of Trustees on March 25-26, 2015, the Independent Trustees reviewed materials (“15(c) Materials”) responsive to their information request and specifically relating to the Agreements provided by the Adviser. The Board members had the opportunity to, and, directly and through counsel, did ask specific questions of the Adviser relating to the 15(c) Materials. In deciding whether to continue the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The Independent Trustees evaluated a variety of information they deemed relevant on a Fund by Fund basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Independent Trustees, and different Independent Trustees may have placed greater weight on certain factors than did other Independent Trustees.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on, among other things, their prior experience as Independent Trustees of the Funds, the materials provided at and prior to the meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees. The Independent Trustees also noted that the Adviser is responsible for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. Finally, they noted the experience and expertise of the Adviser as a fund adviser.

The Independent Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment, operations and compliance activities with respect to the Funds’ investments, and the responsibilities of the investment and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided both at the meeting and throughout the year, and their general knowledge of the business of the Adviser, which has been formed through meetings with members of the Adviser, including the Portfolio Managers of the Funds, the Independent Trustees took into account the Adviser’s experience, resources and strength in these areas. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Funds were appropriate and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. In assessing the quality of the portfolio management, the Independent Trustees were able to review and compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison both to its peer group and relevant index as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds, including changes to the portfolio management and research teams and the continued development of a more team based investment approach. They noted the product rationalization measures taken, including the liquidation of two Funds and the changed mandate of two Funds, and the Adviser’s commitment to continue to consider actions to rationalize the Fund complex, particularly with respect to smaller or underperforming Funds. The Independent Trustees also considered the expanded role of the Office of the CIO, and the impact that committee has had on the investment process. The Independent Trustees also reviewed a summary of Fund performance and expenses against those of their peer and category groups. For certain of the Funds, they noted that higher expenses as compared to the peer and category groups were accounted for by the small size of a Fund or a decline in the assets of a Fund. In this connection, the Independent Trustees considered possible economies of scale but did not place considerable emphasis on this possibility given the relatively modest size of most of the Funds. In other cases, the net expenses exceeded the peer group and category medians largely due to their having an advisory fee that is higher than the category median. The Board considered the use of Adviser profits to potentially benefit shareholders over time through the addition of certain employees over the past several years, enhancements to portfolio management and research teams and investment in additional risk and analytic tools to aid in portfolio management. The Board also considered the infrastructure and technology services provided by the Adviser. The Independent Trustees concluded that the fees to the Adviser were appropriate.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2015

The Independent Trustees also considered the profitability of the advisory agreements with the Adviser. The Independent Trustees were provided with general data on the Funds’ profitability and with respect to the profitability of each Fund. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, including pursuant to the expense limitation agreements in place, as well as each Fund’s brokerage and commissions, commission sharing agreements and the Open-End Trusts’ payments to intermediaries whose customers invest in the Funds. After receiving the Adviser’s presentation and having had time for discussion and analysis, including plans for potential modification or enhancement of existing products, as well as commitments by the Adviser to continue to seek to improve the distribution of the Funds through a review of the Adviser’s business, the Independent Trustees concluded that, to the extent that the Adviser’s relationship with the Funds had been profitable, the profitability was in no instance excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their counsel, including, among others, comparative performance, expense information, organization charts, advisory fee breakpoints and profitability data. The Independent Trustees also had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, any such benefits do not render the Adviser’s fees excessive.

The Independent Trustees approved the continuance of the Funds’ Agreements with the Adviser after weighing, among others, the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser was continuing to take appropriate steps to address performance issues affecting certain Funds, including by taking steps to add and change investment personnel and modify, enhance or close certain Funds. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were appropriate, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive, that any additional benefits to the Adviser were not of a magnitude that resulted in excessive fees, and that the fees adequately reflected shared economies of scale with the Funds. Accordingly, the Trustees, including a majority of the Independent Trustees, agreed to approve the continuation of the Agreements for one year.

Change in Independent Registered Public Accounting Firm

Effective June 25, 2015, Deloitte & Touche LLP (“D&T”) was replaced as the independent registered public accounting firm to each series (the “Funds”) of the following trusts: Alpine Series Trust (on behalf of its series, Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund, Alpine Transformations Fund and Alpine Equity Income Fund); Alpine Equity Trust (on behalf of its series, Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund, and Alpine Global Infrastructure Fund); and Alpine Income Trust (on behalf of its series, Alpine Ultra Short Municipal Income Fund, and Alpine High Yield Managed Duration Municipal Fund) (the “Trusts”). The Board of Trustees of each Trust approved the dismissal upon recommendation by the Audit Committee of each Board.

D&T’s reports on the Funds’ financial statements for the two most recent fiscal years ended October 31, 2014 and October 31, 2013 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Funds’ two most recent fiscal years ended October 31, 2014 and October 31, 2013 and during the period from the end of the most recently completed fiscal year through the date of this semi-annual report, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Trusts have provided D&T with a copy of the foregoing disclosures and have requested D&T to furnish them with a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the statements contained above. A copy of the letter from D&T to the Securities and Exchange Commission is filed as an exhibit hereto.

On June 25, 2015, upon recommendation of the Audit Committee of each Trust’s Board of Trustees, each Trust’s Board of Trustees approved the engagement of Ernst & Young LLP (“E&Y”) as each Fund’s independent registered public

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2015

accounting firm for the fiscal year ended October 31, 2015. The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Trusts or the Boards of Trustees with the performance of the Funds’ prior independent registered public accounting firm, D&T.

During the Funds’ fiscal years ended October 31, 2014 and October 31, 2013, and during the period from the end of the most recently completed fiscal year through the date of this semi-annual report neither the Funds, nor anyone on their behalf, consulted with E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a “disagreement” (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a “reportable event” (as described in paragraph (a)(1)(v) of said Item 304).

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Funds at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES

Samuel A. Lieber
Eleanor T.M. Hoagland
James A. Jacobson
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN &
ADMINISTRATOR

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young
5 Times Square
New York, NY 10019

FUND COUNSEL

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT

Boston Financial Data Services
2000 Crown Colony Drive
Quincy, MA 02169

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578
www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)   Not applicable to semi-annual reports.

(a)(2)   The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)   Not applicable.

(b)       The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Equity Trust

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 2, 2015